                                                                  EXHIBIT 10.2.6

                                   [BMW LOGO]

                           BMW OF NORTH AMERICA, INC.
                              SAV CENTER AGREEMENT


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                           BMW OF NORTH AMERICA, INC.

                              SAV CENTER AGREEMENT

This CENTER AGREEMENT is effective as of the 1st day of December, 1999, by and between BMW of North America, Inc. ("BMW NA"), a Delaware corporation, having its principal place of business at 300 Chestnut Ridge Road, Woodcliff Lake, New Jersey 07675, and

CENTER NAME: ___________________________________________________________________

CENTER LOCATION: __________________________________________________________ , a

BUSINESS TYPE:   _______________________________________________________________

(if a corporation or partnership) organized or incorporated under the laws of the

STATE OF: __________________________________________________________________ and

DOING BUSINESS AS: _____________________________________________________________

having its principal place of business at

ADDRESS:     _______________________________________________________________, in

CITY/TOWN:   ___________________________________________________________, in the

COUNTY OF:   ___________________________________________________________, in the

STATE OF:   ____________________________________________________ ,(as "Center").

                              PURPOSE OF AGREEMENT

The purpose of this Agreement is to authorize Center to operate an approved BMW SAV Center and to set forth the responsibilities of both BMW NA and Center in providing BMW Products and services to the consuming public.

The United States automotive market requires a fluid relationship between BMW NA and authorized BMW SAV Centers which represent BMW Products. Mutual compliance with the terms of this Agreement will promote the interests of both BMW NA and Center, by providing each party an opportunity to earn a reasonable return on its investment through developing and retaining satisfied customers, and by building a spirit of cooperation between BMW NA and authorized BMW SAV Centers which will increase the value and customer perception of BMW trademarks and the BMW brand.

BMW NA and Center have entered into this Agreement with confidence in each other's integrity, ability, and expressed intention to deal fairly with the other party and the consuming public. Center is relying upon BMW NA's commitment to distribute quality BMW Products which meet the needs and expectations of the BMW customers in Center's Primary Market Area and to provide Center with a broad range of support activities to assist Center in its retail operations. BMW NA is relying upon Center's commitment to perform and carry out the responsibilities of an authorized BMW Center, as set forth in this Agreement. Each party recognizes that among other things it must rely upon the efforts of the other party in performing successfully under this Agreement.

IN CONSIDERATION OF the foregoing and the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE A

                            APPOINTMENT OF SAV CENTER

Subject to the terms of this Agreement, BMW NA appoints Center as a dealer of BMW Products and grants Center the non-exclusive right to buy and/or sell and/or service BMW Products. Center accepts such appointment and agrees to be bound by this Agreement.

While Center recognizes that its performance will be primarily measured based upon its activities in its Primary Market Area, Center agrees that this appointment does not confer upon it the exclusive right to deal in BMW Products in any specific geographic area within the United States, nor does it limit the persons within the United States to whom Center may sell BMW Products for use therein.

Center agrees that it will not sell BMW Products for resale in the United States or for resale or use outside the United States. In addition, Center agrees to abide by BMW NA's Export Policy and all amendments and modifications thereto.

Center acknowledges that BMW NA reserves the right to appoint additional BMW SAV Centers, whether located near Center's location or elsewhere, as BMW NA in its sole discretion deems necessary or appropriate. BMW NA agrees that it will not appoint additional representation without first conferring individually with the BMW SAV Center(s) surrounding the proposed location to determine whether other alternatives to additional representation are satisfactory to BMW NA. If a decision is made to proceed with establishment of additional representation, BMW NA will provide such BMW SAV Center(s) no less than thirty (30) days written notice of such decision.

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                                    ARTICLE B

                       STANDARD PROVISIONS AND SAV CENTER
                             OPERATING REQUIREMENTS

The accompanying SAV Center Agreement Standard Provisions, Center Operating Requirements, and all currently effective Addenda and all Addenda to be issued to Center by BMW NA, all of which may be amended, canceled, or superseded from time to time, are hereby fully incorporated into this Center Agreement ("Incorporated Documents"). Unless the context otherwise indicates, the term "Agreement" shall mean this document, the Incorporated Documents, and the documents referred to therein, including, but not limited to, policies, procedures, programs, and guidelines issued from time to time by BMW NA. The terms used in this Agreement are defined in Paragraph 1 of the Standard Provisions. Center hereby acknowledges receipt of this Agreement and agrees to become familiar with its terms.

Center is required to comply with the BMW NA Center Operating System and agrees to conform its operations to the BMW NA Center Operating System to the greatest degree possible.

                                    ARTICLE C

                      SAV CENTER OWNERSHIP AND MANAGEMENT


This is a PERSONAL SERVICES AGREEMENT. BMW NA is entering into this Agreement in reliance upon the qualifications, abilities, and integrity of the Center Operator and upon the representation of the Center's Owners that the Center Operator will have full managerial authority for the operations and activities of Center. In order to induce BMW NA to enter into this Agreement, Center states that:


(1) CENTER'S OWNERS. The beneficial owners, record owners, and partners, if any, of Center are (include record owners if different from beneficial):


NAME                                 %                      RECORD OR BENEFICIAL



                           Additional Names Attached  / /

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C. SAV CENTER OWNERSHIP AND MANAGEMENT - CONTINUED


(2) CENTER'S OFFICERS. The following persons are Center's Officers:


NAME                                         TITLE







(3) CENTER'S CORPORATE DIRECTORS. If Center is a corporation, the following are its Corporate Directors:


NAME                                         TITLE







(4) CENTER OPERATOR. The following person shall be in complete charge of Center's BMW SAV Operations with authority to make all operating decisions on behalf of Center with respect to Center's BMW SAV Operations and is the person upon whom BMW NA can rely to act on Center's behalf:


NAME                                         TITLE

(5) GENERAL MANAGER. The following is Center's General Manager (if none, enter "NONE"):

NAME                                         TITLE




(6) SUCCESSOR(s). The Center's Owners have nominated the following individual(s) as proposed Center Owners of a Successor Center to be established if this Agreement is terminated because of the death or permanent disability of any of the Center's Owners (if none, enter "NONE"):

NAME                                         TITLE




Because of the importance that BMW places on the statements and representations of the Center's Owners and the qualifications of the Center Operator, Center agrees that there will be no change in the: (a) identity of the Center's Owners ((1) above); (b) the Center Operator ((4) above); (c) the Successor(s) ((6) above); or (d) Center's name, identity, business organization or structure, without the prior written consent of BMW NA.

To enable BMW NA to maintain effectively the BMW Center network, Center further agrees to provide BMW NA with forty-five (45) days prior written notice of any proposed change in the ownership of Center, which would change the interests in, or control of, Center, or of any proposed disposition of Center's BMW assets. Any such change in ownership or disposition of Center's BMW assets shall not be effective without the prior written consent of BMW NA, which consent will not be unreasonably withheld. Center acknowledges and agrees that all proposed owners of all or a portion of the Center shall be required to meet BMW NA's appointment criteria and comply with BMW NA's ownership policies, procedures, and limitations. BMW NA shall respond to Center's notification within forty-five
(45) days after Center has furnished to BMW NA all completed applications and information reasonably requested to evaluate the proposal.

Without limiting other considerations in determining whether BMW NA will provide consent, this Agreement may not be transferred, assigned, or assumed until all indebtedness of Center to BMW NA, its subsidiaries, or affiliates has been fully satisfied and unless the transferee, assignee, or party assuming this Agreement agrees and commits to fulfill and complete all of the obligations under this Agreement and the Improvement Addendum (if applicable) and fully comply with all BMW NA policies, procedures, programs, and guidelines. Furthermore, this Agreement may not be transferred, assigned, or assumed independent of the BMW Dealer Agreement covering BMW cars or a successor agreement covering BMW cars.

Center recognizes that BMW NA has a vital interest in ensuring that qualified personnel are employed by BMW centers. Therefore, Center agrees to employ personnel who meet the qualifications for each position within the Center. BMW NA agrees that Center has the right to decide reasonably all matters concerning management and personnel.

Center has designated herein certain individuals as officers, directors, managers and/or individuals with responsibility for Center's BMW SAV Operations. Center agrees to notify BMW NA in writing of any change in the designated individuals (2, 3, and 5 above) and recognizes that such designation shall not relieve Center of its responsibility for performance under this Agreement.

Center agrees that BMW NA may rely upon the Center Operator and General Manager (if applicable) to act on Center's behalf on any and all matters and that such reliance shall not alter Center's responsibilities under this Agreement.

                                    ARTICLE D

                                CENTER FACILITIES

Center agrees that Center Facilities shall satisfy all applicable provisions of this Agreement, including reasonable space, facility, and BMW Corporate Identification requirements in the Center Operating Requirements Addendum and/or Center Facilities Guidelines. BMW NA recognizes the investment Center has in its facilities and hereby approves the location of the following Center Facilities for the exclusive purpose of:

(1) A showroom and sales facility for BMW Vehicles at:

Address: _______________________________________________________________________

(2) Service and parts facilities for BMW Vehicles at:

Address: _______________________________________________________________________

(3) Facilities for the display and sale of certified pre-owned BMW Vehicles at:

Address: _______________________________________________________________________

(4) Facilities for the display and sale of pre-owned BMW Vehicles at:

Address: _______________________________________________________________________

(5) Satellite(s) authorized pursuant to Paragraph 16 of the Standard Provisions of the Agreement at:

Address: _______________________________________________________________________

(6) Other facilities (indicate the nature of the facility, e.g., storage facility):

Address: _______________________________________________________________________

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D. CENTER FACILITIES - CONTINUED

Unless otherwise provided herein, Center shall conduct Center's BMW SAV Operations and keep BMW Products exclusively at the Center Facilities designated above.

In the event that Center desires to: (a) change its principal place of business from that first set forth in this Agreement; (b) change any location of the Center Facilities; (c) establish any additional locations for either operating its business or storage of BMW Products; (d) make any major structural or design change in the Center Facilities; or (e) change the usage or function of any locations or facility approved herein or otherwise utilize such locations or facilities for any functions other than the approved functions, Center must obtain the prior written approval of BMW NA for any such change or establishment.

In the event that Center desires to establish or add any additional franchise, line, make, or dealership at the Center Facilities simultaneously with Center's BMW SAV Operations, Center agrees to provide BMW NA thirty (30) days prior written notice of such establishment or addition. At the time notice is provided, Center shall demonstrate in writing to BMW NA that Center will continue to comply with the Center Operating Requirements Addendum and will not adversely impact the representation or sale of BMW Products. If Center is unable to comply, Center shall not pursue such establishment or addition, but may submit a detailed plan of compliance with the Center Operating Requirements and Center Operating Requirements Addendum to BMW NA. If BMW NA approves the detailed plan of compliance, Center may proceed with the establishment or addition. Center understands that BMW NA may, at its sole option, reject the plan or require issuance or modification of an Improvement Addendum in the event the plan is approved. Such approval shall not be unreasonably withheld.

                                    ARTICLE E
                                    BMW FORUM

BMW NA and Center agree that it is in their mutual interest to have an independent group of BMW center representatives with BMW SAV Operations serve on the BMW Forum. The membership of the BMW Forum may include owners of BMW SAV Centers and BMW car centers and/or owners of BMW car centers only. Those members with BMW SAV Operations will be members of a subcommittee of the BMW Forum. The subcommittee will represent BMW SAV Centers and will communicate the position of BMW SAV Centers to BMW NA on various common issues. BMW NA and the BMW Forum shall establish a mechanism to foster open and frequent communication on substantive issues affecting BMW NA and BMW centers.

Each BMW center is entitled and encouraged to serve on the BMW Forum or on a committee of the BMW Forum pursuant to its by-laws. Each BMW center is expected to support and participate in the BMW Forum and each BMW SAV Center is expected to support and participate in the BMW Forum's SAV subcommittee.

The BMW Forum shall adopt by-laws as BMW centers deem reasonable and necessary. The BMW Forum may establish committees to study various aspects of the retail environment and the BMW NA - BMW centers' relationship.

Before any material change may be made to this Agreement, BMW NA agrees to notify the SAV subcommittee of the BMW Forum and consider BMW SAV Centers' position regarding the proposed change.

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                                   ARTICLE F
                             RIGHT OF FIRST REFUSAL

BMW NA recognizes the investment which Center has committed to operate a BMW Center. Center recognizes the importance to BMW NA of continuing dealership operations from approved locations to provide for the effective sale and service of BMW Products. Accordingly, whenever Center intends to dispose of Center's BMW assets, change control of the Center, or change majority ownership from that listed in Article C (1), BMW NA shall have the first right to purchase Center's BMW assets or ownership interests pursuant to this Article. Center agrees to disclose to the prospective buyer that any sale or disposition shall be subject to the terms of this Agreement and any other information provided to Center which impacts the BMW Center Operations or the market in which the Center operates.

BMW NA will advise Center if it will exercise the right of first refusal within forty-five (45) days after Center has furnished to BMW NA all completed applications and information in accordance with Article C. If BMW NA exercises the right, BMW NA will assume the proposed buyer's rights and obligations under the written agreement the proposed buyer negotiated with Center (the "Buy/Sell Agreement"). The purchase price shall be that set forth in the Buy/Sell Agreement.

BMW NA shall have the right to perform due diligence in connection with Article F while BMW NA decides whether to exercise its right of first refusal. If BMW NA exercises its right, BMW NA's right to conduct due diligence shall continue. Center agrees to fully cooperate with BMW NA in connection with its due diligence.

In the event BMW NA exercises its right of first refusal, BMW NA may assign the Buy/Sell Agreement to any party. BMW NA shall remain responsible to guarantee the purchase price to be paid by the assignee.

Center shall transfer the assets and any applicable real estate free and clear of all liens and encumbrances. Any property shall be transferred by Warranty Deed, where possible, conveying marketable title. Deeds will be in the proper form for recording. Possession will be deemed transferred when the deed is delivered. Center shall furnish copies of, and will assign where required, all agreements, licenses, easements, permits or other documents necessary for the conduct of Center's BMW SAV Operations.

Subject to the limitation set forth below, if BMW NA exercises its right under this Article, BMW NA will reimburse Center for all reasonable and acceptable expenses, excluding brokerage commissions, incurred by Center in connection with the development of the Buy/Sell Agreement prior to BMW NA's exercise of its right. Center shall supply BMW NA with reasonable documentation to support all those expenses and all copies of materials generated during the negotiation and development of the Buy/Sell Agreement in anticipation of the sale (including environmental reports, accounting reviews, among others). Center agrees that the expenses BMW NA will pay to Center pursuant to Article F shall not exceed the lesser of actual expenses or an aggregate of Fifty Thousand Dollars ($50,000.00). Any dispute regarding reimbursement shall be presented for review under Article G.

This Article shall not apply in the event that Center proposes to change majority ownership, dispose of its assets, or otherwise enter into a proposed Buy/Sell Agreement with: 1) an immediate family member (spouse, child, brother, sister, parent, grandchild, or spouse of child) of a Center Owner; 2) an individual who is listed on the Successor Addendum; 3) an individual who is currently employed by Center and has been actively employed by Center for at least three consecutive years in the Center's BMW SAV Operations and is otherwise qualified as a Center Operator; or 4) an individual who is currently listed as a Center's Owner in Article C and has been so listed for the past three consecutive years and is otherwise qualified as a Center Operator.

                                    ARTICLE G
                          ALTERNATE DISPUTE RESOLUTION


BMW NA and Center agree to minimize disputes between them. However, in the event that disputes arise, BMW NA and Center agree that they will attempt to resolve all matters between them before any formal action is taken to seek any administrative or judicial adjudication or governmental review.

A BMW BOARD ("BOARD") will act as the Administrator of all disputes between BMW NA and Center arising out of this Agreement. The BOARD will consist of two representatives who will be selected by BMW NA and two representatives of BMW centers who will be selected by the BMW Forum. The BOARD will determine eligibility requirements, develop procedures to ensure a fair and equitable decision ("ADR PROCEDURES"), and select individuals to participate in a DISPUTE RESOLUTION PANEL ("PANEL") to hear an eligible dispute. The PANEL shall consist of at least one BMW NA employee, one SAV Center representative, and one independent person, selected by the BOARD, or a designated facilitator company chosen by the BOARD.

The BOARD shall also monitor the dispute resolution process, periodically report to BMW NA and the BMW Forum on the effectiveness of this process and, when required, make recommendations for changes in this process.

BMW NA and Center agree that the process outlined in this Article G and developed by the BOARD in the ADR PROCEDURES shall be mandatory. The PANEL's recommendation will be non-binding, unless prior to appearing before the PANEL the parties agree to be bound by the decision of the PANEL. The purpose of the PANEL will be to recommend a resolution and work with the parties to reach a fair and equitable solution to their dispute in a cost-effective, efficient manner, and to avoid formal adjudication or government intervention.

If either party to this Agreement fails to refer a matter subject to Article G to the dispute resolution process or initiates any action in court or an administrative agency prior to issuance of a PANEL recommendation on a dispute, that party shall pay all costs, fees and expenses, including attorneys fees, of the other party which arise out of the enforcement of this Article G.

                                    ARTICLE H
                                      TERM

This Agreement shall continue in full force and effect and shall govern all relations and transactions between the parties commencing on the effective date hereof and continuing as follows:

- If Center has fulfilled all of its obligations hereunder and no Improvement Addendum is currently in force: 1) this Agreement shall expire five (5) years from the effective date hereof and BMW NA will renew the Agreement unless it is terminated earlier in accordance with the applicable provisions of this Agreement; or 2) in the event that the BMW FORUM or a subcommittee thereof reviews a superseding Agreement, and BMW NA offers Center an opportunity to enter into that Agreement, Center shall enter into the superseding Agreement.

- If Center has outstanding obligations as of the effective date of this Agreement and/or an Improvement Addendum is in force, this Agreement shall expire on the earlier of three years from the effective date hereof or sixty (60) days following the earliest "Compliance Date" specified in said Addendum, unless otherwise terminated in accordance with the applicable provisions of this Agreement.

                                    ARTICLE I
                              CUSTOMER SATISFACTION

BMW NA and Center agree to conduct their respective businesses to promote and support the image and reputation of BMW, BMW NA, BMW Products, and BMW centers. BMW Products must be perceived as the finest available. BMW NA and BMW centers must be recognized as providing the best customer service in the industry.

Center, as the direct link to the BMW customer, is responsible for satisfying customers in all matters, except those directly related to product design and manufacturing. Center will take all reasonable steps to ensure that each customer is satisfied with BMW Products and with the services and the practices of Center. Center will recommend to BMW NA methods of reasonably satisfying customers. BMW NA will support Center's customer satisfaction efforts through counseling, training opportunities, and providing survey results.

When requested by BMW NA, Center shall submit a plan detailing its customer satisfaction programs. That plan shall include continuous reinforcement to all Center personnel of the importance of customer satisfaction, necessary training for Center personnel, and methods of conveying to customers that Center is committed to their satisfaction.

Following consultation with and notice from BMW NA or its authorized representative, Center shall remedy, to the satisfaction of BMW NA, any practice or method of operation which would have a detrimental effect upon customer satisfaction or would impair the reputation or image of BMW, BMW NA, BMW Products, or the Center.

                                    ARTICLE J
                             EXECUTION OF AGREEMENT

This Agreement shall not become effective until signed by a duly authorized officer of Center, if a corporation; or by one of the general partners of Center, if a partnership; or by the named individual, if a sole proprietorship; and countersigned by two authorized BMW NA representatives.

                                    ARTICLE K

                            MODIFICATION OF AGREEMENT

No representative of BMW NA shall have the authority to waive any of the provisions of this Agreement or make any amendment or modification of or any other change in, addition to, or deletion of any portion of this Agreement or to make any other agreement which imposes any obligation on either BMW NA or Center which is not specifically imposed by this Agreement or which renews or extends this Agreement; unless such waiver, amendment, modification, change, addition, deletion, or agreement is reduced to writing and signed by two authorized representatives of BMW NA and by the authorized representative of Center specified in Article J of this Agreement.

BMW OF NORTH AMERICA, INC.                 CORPORATE AND DBA NAME



BY: _____________________________________  BY:  ______________________________________
         Philip A. Capossela

TITLE:     General Manager                 TITLE:
           Southern Region
                                           FEDERAL TAX ID #:


BY: _____________________________________  ATTEST: (If Center is a Corporation)
          Reinhard Fischer

TITLE: Center Development and Vehicle      ___________________________________________
Process Manager                                             Secretary

                                           WITNESS (If Partnership or Proprietorship)


                                           ___________________________________________
                                                              Name

                                           ___________________________________________
                                                             Address

                                           ___________________________________________







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                                                            Address




























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                           BMW OF NORTH AMERICA, INC.
                              SAV CENTER AGREEMENT
                          PRIMARY MARKET AREA ADDENDUM




  ____________________________________________________________________________



Attached are the Zip Codes which comprise the Center's Primary Market Area:

To be supplied during the fourth quarter of 1999.

                                   [BMW LOGO]

                           BMW OF NORTH AMERICA, INC.
                              SAV CENTER AGREEMENT
                              STANDARD PROVISIONS

                            BMW OF NORTH AMERICA, LLC
                              SAV CENTER AGREEMENT
                               STANDARD PROVISIONS

                                TABLE OF CONTENTS

Paragraph 1 - Definitions

(a) BMW                                                                      5
(b) BMW Car Operations                                                       5
(c) BMW Center SAV Operations                                                5
(d) BMW Forum                                                                5
(e) BMW NA                                                                   5
(f) BMW NA SAV Center Agreement                                              5
(g) BMW SAV Centers                                                          6
(h) BMW Products                                                             6
(i) BMW Vehicle(s)                                                           6
(j) Center                                                                   6
(k) Center Facility                                                          6
(l) Center Operating Requirements                                            6
(m) Center Operating Requirements Addendum                                   7
(n) Center Operating System                                                  7
(o) Center Operator                                                          7
(p) Center's Officers                                                        7
(q) Center's Owners                                                          7
(r) Dealer and Dealership                                                    7
(s) General Manager                                                          8
(t) Improvement Addendum                                                     8
(u) Net Purchase Price                                                       8
(v) Original BMW Parts                                                       8
(w) Primary Market Area                                                      8
(x) Sports Activity Vehicles                                                 9
(y) United States                                                            9

Paragraph 2 - Basic Obligations Of BMW NA

(a) Supply of BMW Products to Center                                         10
(b) Assistance to Center                                                     10
(c) Allocation of Vehicles                                                   10

Paragraph 3 - Basic Obligations Of Center

(a) BMW Sales, Service, and Parts Supply                                     12
(b) Conduct of Business                                                      12
(c) Compliance with Center Operating Requirements and Standards for
    BMW Centers                                                              12
(d) Issuance of Improvement Addendum                                         12

Paragraph 4 - General Requirements For Center's SAV Operations

(a) Center Operator                                                          14
(b) Business Hours                                                           14
(c) Signs and Pylons                                                         14
(d) Center's Corporate and Trade Name                                        14
(e) Exclusive Ownership of BMW Trademarks                                    14
(f) Use of BMW Trademarks by Center                                          15
(g) Center Web Sites and Internet Use                                        16
(h) Sales of Certified Pre-Owned and Other Pre-Owned BMW Vehicles            17
(i) Insurance                                                                17
(j) Training                                                                 17
(k) Advertising                                                              17
(l) Center Submissions to BMW NA                                             18
(m) Compliance with Laws                                                     18
(n) Compliance with this Agreement and BMW NA Policies, Procedures,
    Programs, and Guidelines                                                 18

Paragraph 5 - Center's Sales Of BMW Vehicles

(a) Sales Promotion                                                          19
(b) Sales Performance                                                        19
(c) Sales Leads                                                              19
(d) Demonstrators                                                            19
(e) Strategic Business Plan                                                  19
(f) Primary Market Area                                                      20
(g) Performance Evaluation                                                   20
(h) Down Payments and Trade-Ins                                              21
(i) Consumer Disclosures                                                     21

Paragraph 6 - Customer Service

(a) Scope and Quality                                                        22
(b) Disclosure and Use of Original BMW Parts                                 22
(c) Pre-Delivery Inspection                                                  23
(d) BMW Service and Warranty Information Booklet and BMW Owner's
    Manual                                                                   23
(e) Compliance with Consumer Protection Statutes, Policies,
    Procedures, and Guidelines                                               23

Paragraph 7 - Center's Records And Reports And Access To Center's
Premises

(a) Financial Records                                                        24
(b) Management Information Systems Requirements                              24
(c) Financial Statements                                                     24
(d) Additional Reports                                                       24
(e) Access to Center's Premises and Records                                  25
(f) Confidentiality                                                          25

Paragraph 8 - Center's Purchases Of BMW Vehicles

(a) Center's Purchase Price                                                  26
(b) Payment                                                                  26
(c) Line of Wholesale Credit                                                 26
(d) Shipment to Center                                                       26
(e) Claims Processing                                                        26
(f) Passing of Risk                                                          27
(g) Repair and Sale of Damaged BMW Vehicles                                  27
(h) Option to Repurchase Damaged Vehicles                                    28

Paragraph 9 - Center's Inventory And Purchase Of Original BMW Parts

(a) Minimum Inventory of Original BMW Parts                                  29
(b) Center's Purchase Price                                                  29
(c) Payment                                                                  29
(d) Delivery                                                                 30
(e) Claims for Incomplete Delivery                                           30
(f) Return of Defective Original BMW Parts                                   30
(g) Right to Return Original BMW Parts                                       30
(h) Non-Returnable Materials, Parts, and Assemblies                          31

Paragraph 10 - Additional Provisions Governing Center's Purchase
Of BMW Products And Center's Inventories

(a) Taxes                                                                    32
(b) BMW NA's Purchase Money Security Interest                                33
(c) Return or Diversion of BMW Vehicles on Center's Failure to
    Accept                                                                   35
(d) Failure of or Delay in Delivery                                          35
(e) Changes in Specifications                                                35
(f) Changes by Center on BMW Products and Compliance with Safety,
    Air Pollution, Noise Control and Consumer Warranty Requirements          36
(g) Inventories                                                              36

Paragraph 11 - Warranty To Customers

(a) BMW Warranties                                                           38
(b) Incorporation of BMW Warranties in Center's Sales                        38
(c) Exclusion of Warranties                                                  38
(d) Warranty Policies and Procedures                                         39

Paragraph 12 - Termination Prior To Expiration Date And Succession

(a) Termination by Center                                                    41
(b) Immediate Termination by BMW NA for Cause                                41
(c) Termination by BMW NA on Sixty (60) Days Notice                          43
(d) Termination Upon Offering to Enter into a New or Amended
    BMW SAV Center Agreement                                                 46
(e) Termination for Failure of BMW NA to be Licensed                         46
(f) No Waiver by Failure to Terminate                                        46
(g) Termination upon Death or Permanent Disability                           46
(h) Successor in Event of Death or Permanent Disability                      46
(i) Successor Nominee                                                        47

Paragraph 13 - Continuation Of Business Relations

(a) Continuation of Business Relations After Expiration or Prior
    Termination                                                              49

Paragraph 14 - Rights and Liabilities Upon Expiration Or Prior
Termination

(a) Cancellation of Pending Orders and Post Expiration and Termination
    Obligations                                                              50
(b) Purchase of Center's Inventory of BMW Products by BMW NA                 51

Paragraph 15 - Ownership Changes And Transfers Of Agreement

(a) Transfer, Sale, or Assignment of Agreement by Center                     54
(b) Ownership Policies and Procedures                                        55
(c) Ownership Limitations                                                    55

Paragraph 16 - Facilities And Satellites

(a) Facility and Satellite Authorization                                     56
(b) Approved Locations for Center Facilities                                 56
(c) Facilities Compliance                                                    56
(d) Consent                                                                  56

Paragraph 17 - Indemnification

(a) Indemnification by BMW NA                                                57
(b) Indemnification by Center                                                58
(c) Notification                                                             60
(d) Allegations Involving Both BMW NA and Center                             61

Paragraph 18 - Miscellaneous Provisions

(a) Approval or Consent by BMW NA                                            62
(b) Divisibility                                                             62
(c) Termination of Prior Agreements                                          62
(d) Notices                                                                  62
(e) No Implied Waivers                                                       62
(f) Center is Not an Agent and Disclaimer of Further Liability by BMW NA
    and BMW                                                                  63
(g) Accounts Payable                                                         63
(h) BMW NA's Continuing Security Interests                                   63
(i) Assignment of BMW NA's Security Interests                                64
(j) Limitations Re Center Stock and Assets                                   64
(k) BMW NA's Right to Specific Performance                                   64
(l) Reservation of Rights                                                    64
(m) Headings                                                                 64
(n) Entire Agreement and Representations                                     65
(o) New Jersey Law                                                           65

                           PARAGRAPH 1 - DEFINITIONS

                                 The following definitions shall be used in the SAV Center Agreement and have the following meanings:

BMW (a) "BMW shall mean Bayerische Motoren Werke AG, a company organized and existing under and by virtue of the laws of Germany, having its principal place of business in Munich, Germany.

BMW Car Operations               (b) "BMW Car Operations" and "Car Operations"
                                 shall mean the sales and service activities for BMW cars which are being operated by the Center under the separate and distinct BMW Dealer
                                 Agreement for cars or a successor agreement for cars.

BMW Center SAV                   (c) "BMW Center SAV Operations", "BMW Center
Operations                       Operations", "BMW SAV Operations", or "SAV
                                 Operations" shall mean all activities of the Center relating to the promotion and sale of BMW Products, the supply of Original BMW
                                 Parts, customer service for BMW Products, and/or all other operations of Center governed by this Agreement, such as sales of certified pre-owned BMW Vehicles.

BMW Forum                        (d) "BMW Forum" or "Dealer Forum" shall mean
                                 the elected representatives of the BMW centers which perform the responsibilities set forth in Article E of this Center Agreement.

BMW NA (e) "BMW NA" shall mean BMW of North America, LLC, a company organized under the laws of the State of Delaware, the exclusive importer and distributor of BMW Products in the United States.

BMW NA SAV Center                (f) "BMW NA SAV Center Agreement", "BMW SAV
Agreement                        Center Agreement", "BMW SAV Dealer Agreement",
                                 "SAV Center Agreement", "Center Agreement", or
                                 "Agreement" shall have the same meaning as set forth in Article B of this Agreement.

BMW SAV Centers                  (g) "BMW SAV Centers", "BMW Centers", "SAV
                                 Centers", or "Centers" shall mean all of the authorized BMW centers which are signatories to a BMW SAV Center Agreement with BMW NA.

BMW Products                     (h) "BMW Products" shall mean BMW Vehicles and
                                 Original BMW Parts.

BMW Vehicle(s)                   (i) "BMW Vehicle(s)" shall mean new light
                                 trucks manufactured by BMW or one of its manufacturing subsidiaries, sold by BMW NA and bearing the trademarks of BMW. The only new vehicles authorized to be sold or serviced under this agreement are BMW light trucks/
                                 Sports Activity Vehicles. BMW cars are not authorized to be sold or serviced under this Agreement and are not included in the definition of BMW Vehicle(s) hereunder. BMW cars are only authorized to be sold and serviced under a distinct and separate agreement.

Center (j) "Center" or "BMW Center" shall mean a dealer authorized to sell and service BMW Products as appointed by BMW NA pursuant to this Agreement. The term "center" or "BMW center", without a capital "C", shall mean all BMW dealerships (other than BMW motorcycle dealerships) whether or not they are authorized to sell and service BMW Products under this Agreement.

Center Facility                  (k) "Center Facility", including its plural and
                                 possessive forms, shall mean the land and building(s) which constitute the authorized location established in accordance with the provisions of Article D of the Center Agreement for the conduct of the BMW Center SAV
                                 Operations.

Center Operating                 (1) "Center Operating Requirements" shall mean
Requirements                     the BMW Product, Center Facility, Corporate
                                 Identity, Personnel, Training, Financial,
                                 Equipment, Special Tool, Certified Pre-Owned
                                 Vehicle, Parts, and Demonstrator Requirements for a Center's SAV Operations and Car
                                 Operations published by BMW NA, as amended, canceled, or superseded from time to time by BMW NA following review by the

                                 BMW Forum.

Center Operating                 (m) "Center Operating Requirements Addendum"
Requirements                     and "Operating Requirements Addendum" shall
Addendum                         mean the BMW Product, Center Facility,
                                 Corporate Identity, Personnel, Training,
                                 Financial, Equipment, Special Tool, Certified
                                 Pre-Owned Vehicle, Parts, and Demonstrator
                                 Requirements applicable to Center, as issued, amended, canceled, or superseded from time to time by BMW NA following review with Center.

Center Operating                 (n) "Center Operating System" shall mean
System                           guidelines and recommendations published by
                                 BMW NA to assist Center in complying with Center Operating Requirements.

Center Operator                  (o) "Center Operator" shall mean the person
                                 named in Article C of the Center Agreement as the person in charge of the BMW Center
                                 Operations with authority to make all operating decisions on behalf of the Center with respect to the BMW Center Operations and is the person upon whom BMW NA is relying to represent BMW
                                 Products and to act on the Center's behalf, as well as any person who succeeds to such position in accordance with this Agreement.

Center's Officers                (p) "Center's Officers" or "Center Officers"
                                 shall mean all the persons named in Article C of the Center Agreement as officers of Center, as well as any other person who succeeds to any such executive and/or managerial position in the Center in accordance with the Agreement.

Center's Owners                  (q) "Center's Owners" or "Center Owners" shall
                                 mean all the persons named in Article C of the Center Agreement as the beneficial and record owners of the Center, as well as any other person who acquires or succeeds to any beneficial interest or record ownership of the Center in accordance with the Agreement.

Dealer and Dealership            (r) "Dealer" and "Dealership" shall mean
                                 Center.

General Manager                  (s) "General Manager" shall mean the person
                                 named in Article C of the Center Agreement as the person in charge of its BMW SAV Operations in the absence of the Center Operator, as well as any person who succeeds to such position in accordance with this Agreement.

Improvement                      (t) "Improvement Addendum" shall mean the
Addendum                         Addendum to this Center Agreement which lists
                                 the outstanding obligations of the Center which must be met to ensure the continuation of this Agreement under Article H of this Agreement.

Net Purchase Price               (u) "Net Purchase Price" shall mean the actual
                                 price at which Center purchased the certain BMW
                                 Product from BMW NA, which price shall include the addition or deduction of any and all rebates, refunds, credit allowances, discounts, and other payments or adjustments made by BMW
                                 NA relative to such BMW Product. "Net Purchase
                                 Price" shall not include payments or
                                 adjustments in connection with Center
                                 advertising association activities.

Original BMW Parts               (v) "Original BMW Parts" shall mean (i) any
                                 genuine parts, accessories, and equipment for BMW Vehicles manufactured by or on behalf of and/or sold by BMW and/or BMW NA and/or bearing the authorized trademarks of BMW, which parts, accessories and equipment usually are described as "Original" in packaging; and (ii) any equipment designed for use in BMW Center
                                 Operations (including special BMW tools) and any non-automotive accessories and other equipment, including aftersales, lifestyle, and gift items bearing the trademarks of BMW, which are supplied to Center by or on behalf of BMW
                                 NA.

Primary Market Area              (w) "Primary Market Area" shall mean the area
                                 designated by BMW NA in which the Center is expected to focus its activities under this Center Agreement. Evaluation of the Center's performance shall be primarily based upon the Center's activities in its Primary Market Area.

Sports Activity Vehicles         (x) "Sports Activity Vehicles", "Sports
                                 Activity Vehicle", "SAVs", or "SAV" shall mean
                                 BMW light trucks.

United States                    (y) "United States" shall mean the 50 United
                                 States, the District of Columbia, and the Commonwealth of Puerto Rico.

                   PARAGRAPH 2 - BASIC OBLIGATIONS OF BMW NA

Supply of BMW                    (a) BMW NA agrees to sell and deliver BMW
Products to Center               Products to Center in accordance with this
                                 Agreement and the ability of the Center to store, display, sell, and service BMW Products, as reflected in its Center Operating
                                 Requirements Addendum. BMW NA shall have no obligation to supply and Center shall not be entitled to receive BMW Products which exceed the Center's ability to store, display, sell, or service BMW Products as evidenced by its Center Operating Requirements Addendum.

Assistance to Center             (b) BMW NA will assist Center in Center's BMW
                                 SAV Operations through such means and upon such terms and conditions as BMW NA considers necessary and appropriate, including, among other things:

                                 (1) Sales, technical, and process training, delivered in person or electronically, prior to introduction of new BMW Vehicles or on an ongoing basis;

                                 (2) Sales, service, and parts literature and other printed materials relating to BMW Products;

                                 (3)   National advertising campaigns for BMW
                                       Vehicles;

                                 (4) Periodic suggestions and evaluations to assist Center in the conduct of its BMW Operations; and

                                 (5)   Technical Assistance Hotline and Parts
                                       Telephone Support.


Allocation of Vehicle            (c) BMW NA agrees to sell and deliver BMW
                                 Products to Center in accordance with the provisions of this Agreement:

                                 (1) In making such sales and deliveries, BMW NA will consider Center's preferences, as well as its compliance with the resale and use restrictions of the Center Agreement, and will endeavor to make a fair and equitable allocation and distribution of the BMW Products available to it among its BMW Centers. BMW NA reserves the right to reduce allocation of BMW Vehicles to Centers which do not comply with the terms and conditions of the Center Agreement or the Center Operating Requirements

                                       Addendum;

                                 (2)   Center recognizes the possibility that
                                       from time to time BMW Products may not be available in sufficient quantities. In such event, Center agrees that BMW NA, in the exercise of its business judgment, may determine the method and manner of the allocation of BMW Products between Center and BMW NA'S other Centers. Upon Center's written request, BMW NA agrees to provide Center with an explanation of the method used to distribute such BMW Products; and

                                 (3) Center recognizes that when introducing new BMW Products, BMW NA may require certain prerequisites be in place at the BMW Center, i.e., training, equipment, tools, parts, displays, and customer information, prior to BMW NA distributing such BMW Products to the Center. Such prerequisites shall help ensure customer satisfaction and product acceptance in the market. Center agrees that its failure to meet the prerequisites will delay the distribution of new BMW Products to Center until the prerequisites are met.

                    PARAGRAPH 3 - BASIC OBLIGATIONS OF CENTER

BMW Sales Service,               (a) Center assumes the responsibility for the
and Parts Supply                 promotion and sale of BMW Products, the supply
                                 of Original BMW Parts, and customer service for BMW Products.

Conduct of Business              (b) In the conduct of its business, Center
                                 will:

                                 (1) Safeguard and promote the reputation of BMW Products, the trademarks of BMW, and the BMW brand;

                                 (2) Refrain from negligent or willful conduct which may be harmful to the reputation or to the marketing of BMW Products or inconsistent with the public interest;

                                 (3) Refrain from all deceptive, misleading, or unethical practices; and

                                 (4) Comply with all applicable local, state, and federal laws.

Compliance with Center           (c) Center, recognizing that its
Operating                        responsibilities under this Agreement demand
Requirements and                 the most effective use of its available
Standards for BMW                facilities, capital, and  personnel, agrees to
Centers                          comply with its Center Operating Requirements
                                 Addendum. Center shall review said Addendum with BMW NA representatives at the Retail
                                 Business Plan Review, satisfy outstanding obligations under its Improvement Addendum, if applicable, and comply with all reasonable standards established by BMW NA from time to time relating to Center's BMW SAV Operations.

Issuance of                      (d) BMW NA will notify Center in writing if
Improvement                      Center fails to comply with  any obligation,
Addendum                         responsibility, or requirement under the Center
                                 Agreement or the Center Operating Requirements
                                 Addendum ("Deficiency").

                                 (1) If Center fails to remedy the Deficiency following notice, BMW NA will issue to Center an Improvement Addendum or amend an existing Improvement Addendum, listing the Deficiency(s) and providing Center a reasonable date by which the Center must satisfy the Deficiency(s).

                                 (2)   Should Center reasonably request an
                                       extension of time in writing to comply
                                       with an Improvement Addendum, a justified request for extension will not be unreasonably withheld; however, under no circumstances is BMW NA obligated to grant more than two extensions.

                                 (3)   Center's failure to satisfy the
                                       Deficiency(s) will jeopardize the
                                       Center's ability to renew the Center
                                       Agreement and could subject Center to
                                       early termination of this Agreement.

                                 (4) An Improvement Addendum will be canceled once Center remedies the Deficiency(s).

                                 (5) An Improvement Addendum may be superseded by BMW NA at any time to reflect a Center's progress toward satisfaction of a Center's Deficiency(s).

                     PARAGRAPH 4 - GENERAL REQUIREMENTS FOR
                             CENTER'S SAV OPERATIONS


Center Operator                  (a) Center agrees that the Center Operator
                                 hereunder shall be the same person as the Dealer Operator under the Center's BMW Dealer
                                 Agreement for cars or a successor agreement for cars.

Business Hours                   (b) Throughout the term of this Agreement, the
                                 Center Facility shall be operated during, and for not less than, the customary business hours of the trade in the community or locality in which Center is located. When necessary to accommodate customers' needs, however, Center shall extend its regular business hours.

Signs and Pylons                 (c) Subject to local requirements, Center
                                 agrees to display conspicuously at and around the Center Facility such BMW approved signs and pylons as BMW NA shall reasonably require.

Center's Corporate and           (d) Center agrees that its corporate name and
Trade Name                       its trade name (also known as the Center's
                                 dba) for its BMW Center SAV Operations shall be the same as for its BMW Car Operations and must comply with all applicable BMW NA policies, procedures, programs, and guidelines related thereto.

Exclusive Ownership of           (e) Center acknowledges BMW's exclusive
BMW Trademarks                   ownership, and the validity, of the BMW
                                 trademarks (including, without limitation, the
                                 BMW logo), both registered and at common law, and shall not contest the same during the term of the Agreement or at any time thereafter.
                                 Center further acknowledges that the BMW trademarks are famous and highly distinctive throughout the United States and the world, and that the BMW trademarks have achieved the highest degree of recognition within the automotive industry and other related industries throughout the United States and the world. Center and BMW NA agree to cooperate with each other in preventing any acts of trademark infringement, dilution, or unfair competition with respect to any BMW trademark, but BMW (or BMW NA, as BMW's agent with respect to trademark matters) shall have sole control over all actions and legal proceedings to suppress infringement, dilution, or any act of unfair competition with respect to any BMW trademark. Center acknowledges, and shall not contest, BMW NA's right and authority to bring any action for infringement, dilution, or unfair competition with respect to any BMW trademark.

Use of BMW                       (f) BMW NA grants Center a non-exclusive
Trademarks by Center             license to use the BMW trademarks subject to
                                 the terms and conditions of this Agreement, including, but not limited to, BMW and BMW NA trademark policies and guidelines. Center agrees that it will use the trademarks solely in connection with the promotion and sale of BMW Products and consumer service for BMW
                                 Products only in such manner, at such location, to such extent, and for such purposes as BMW NA may specify from time to time. No BMW trademark may be used except in the color, size, form, and style approved by BMW NA. Moreover, without the express prior written consent of BMW NA, Center shall not use any BMW trademark
                                 (including the letters "BMW") as part of its corporate business name. Center shall promptly change or discontinue its use of any BMW trademark upon BMW NA's request. Center agrees that the sole source and origin of BMW Products is BMW NA and BMW. Center shall not use the BMW trademarks in any manner which may tend to cause a likelihood of confusion concerning the source or origin of BMW Products. Center shall not use the BMW trademarks in any manner which is likely to cause confusion among the public, deceive or mislead the public, or impair the goodwill of BMW NA or BMW Products. Without BMW
                                 NA's prior written consent, Center shall not use BMW trademarks in connection with, or associated with, any other trademark or brand.
                                 In the event Center desires to utilize the BMW trademarks in any material, including signage or advertisements, which also contains reference to another line or automotive make, Center agrees to provide BMW NA with thirty
                                 (30) days prior written notice of such use. BMW
                                 NA shall have the sole discretion to grant or deny approval for such use of the BMW trademarks. Center acknowledges that BMW NA shall be irreparably harmed by any breach by Center of any provision of this Agreement concerning the use of the BMW trademarks.
                                 Center acknowledges that BMW or BMW NA may, at their discretion, terminate this license or BMW
                                 NA
                                 may terminate this Agreement for any violation of BMW or BMW NA trademark policies or guidelines or the breach of this provision or other related provisions in this Agreement.
                                 Center agrees to pay all costs, fees, and expenses, including attorneys fees, of BMW NA or BMW associated with or arising from any legal claim or proceeding for the enforcement of any provision of this Agreement concerning the use of the BMW trademarks or the BMW brand.

Center Web Sites and             (g) Among other purposes, BMW NA will use its
Internet Use                     Internet web sites to provide sales leads to
                                 facilitate Centers, to facilitate sales, and to the flow of BMW Product and sales information among BMW NA, BMW Centers, and consumers.
                                 Center may maintain a world wide web site or otherwise maintain a presence or advertise on the Internet or any other public computer network in connection with the Center's business; provided, however, that any such activities are in compliance with the law and any applicable BMW NA Internet or web site policies that exist or are subsequently developed. Center shall not use any BMW trademarks on the site in a manner inconsistent with Paragraph 4 of this Agreement or without BMW NA's prior written authorization or in a manner that is not acceptable to BMW NA.
                                 Furthermore, Center may not post BMW or BMW NA proprietary, confidential, or copyrighted material or information on its web site without BMW's or BMW NA's prior written approval.
                                 Center also agrees to include on its web site information BMW NA requires in the manner and form selected by BMW NA. Center further agrees to list a link on its web site to http://www.bmwusa.com. If Center is requested to provide a link to additional web sites by BMW NA in writing, Center shall add such links to its web site. In addition, Center agrees to obtain BMW NA's prior written approval for any Internet domain name Center may use or intend to use and/or home page address. Finally, Center agrees that it shall be responsible for the activities and actions it undertakes on the Internet and at its web site.

Sales of Certified Pre-          (h) Center shall not use any BMW trademark in
Owned and Other Pre-             connection with the  sale of certified or
Owned BMW Vehicles               non-certified pre-owned BMWs unless the Center
                                 fully complies with all requirements of BMW NA as to the standards, practices, and facilities for the sale of pre-owned BMWs under the BMW trademarks. Center agrees to adhere to the terms and conditions associated with the sales and service activities for certified pre-owned
                                 BMWs and to all policies, procedures, programs, and guidelines established and updated from time to time by BMW NA for certified pre-owned
                                 BMWs. Furthermore, Center shall not certify any BMWs which do not meet the requirements for certification and shall not submit claims, information, or reports to BMW NA identifying as certified, vehicles that do not meet certification requirements or vehicles that have not been certified.

Insurance                        (i) Center shall maintain comprehensive and
                                 excess liability insurance policies in an amount sufficient to meet all reasonably anticipated contingencies, including legal judgments entered against Center. In no event shall the aggregate value of the policies be less than Five Million Dollars ($5,000,000.00).
                                 The policies must be issued by an insurance company with an "A-" or better rating by A.M.
                                 Best or a similar rating agency acceptable to BMW NA. Center must provide BMW NA with copies of such policies upon request and a certificate of insurance each time the policies are renewed.

Training (j) Center agrees that its personnel will be trained in such special training courses as may be offered from time to time by BMW NA. Center shall require its personnel to meet with BMW NA personnel in the dealership or at other appropriate locations for the purposes of training and to use training materials as may be suggested from time to time by BMW NA.

Advertising                      (k) Center agrees to advertise BMW Products and
                                 customer service for BMW Products in accordance with the standards set forth in Paragraph 3(b) and such other reasonable policies, standards, and guidelines as BMW NA may establish from time to time. Such advertising shall include, among other things, listings in approved web sites and local classified telephone directories identifying
                                 Center as an authorized dealer in BMW Products.

                                 Both BMW NA and Center recognize the need of maintaining uniformly high standards of ethical advertising of a quality and dignity consistent with the reputation of BMW Products in order to maintain public confidence and respect in Center, BMW NA, and BMW Products. Accordingly, Center agrees not to publish or cause to be published any advertising in any media whatsoever relating to BMW Products and customer service for BMW Products which is likely to deceive and/or mislead the public or to impair the goodwill of BMW NA or BMW Products. BMW NA reserves the right to require Center to cease any advertising inconsistent with this provision including the right to prohibit Center from using BMW trademarks in advertising.

Center Submissions to            (1) Center shall not submit false or fraudulent
BMW NA                           claims, reports, statements, or information to
                                 BMW NA.

Compliance with Laws             (m) Center shall comply with all applicable
                                 local, state, and federal laws and regulations, including, but not limited to, laws and regulations requiring licensing and/or registration. Center agrees to disclose information as BMW NA may reasonably request with respect to the foregoing.

Compliance with this             (n) Center shall comply with the terms and
Agreement and BMW                conditions of this Agreement and all existing
NA Policies,                     and subsequently developed or amended BMW NA
Procedures, Programs,            policies, procedures, programs, and guidelines.
And Guideline

                  PARAGRAPH 5 - CENTER'S SALES OF BMW VEHICLES

Sales Promotion                  (a) Center shall actively and effectively
                                 promote the sale of the full line of authorized
                                 BMW Vehicles and shall promote and sell such BMW Vehicles primarily in its Primary Market
                                 Area in accordance with the terms and
                                 conditions of this Agreement and through such means as reasonably may be required by BMW NA from time to time.

Sales Performance                (b) Within the limitations, if any, resulting
                                 from the quantity of BMW Vehicles made
                                 available to Center by BMW NA, Center shall achieve the best possible sales performance obtainable for BMW Vehicles. Such sales performance shall be evaluated on the basis of such reasonable and equitable criteria as may be determined from time to time by BMW NA.

Sales Leads                      (c) Center shall follow up all sales leads
                                 provided to Center by BMW NA (or any of its subsidiaries, affiliated companies, or vendors), whether obtained through BMW NA's web site or otherwise, promptly and courteously within the time periods set forth by BMW NA in writing to Centers or in the Center's Operating
                                 Requirements Addendum. Center acknowledges that
                                 BMW NA may divert any sales leads not followed up on by a Center within the time periods set forth by BMW NA, in writing to Centers or in the Center's Operating Requirements Addendum, to other Centers.

Demonstrators                    (d) For purposes of demonstration, Center shall
                                 have available at all times such number of the most current model BMW Vehicles as required pursuant to the Center's Operating Requirements
                                 Addendum. Center shall maintain such BMW
                                 Vehicles in first-class operating condition at all times.

Strategic Business Plan          (e) Each Center shall develop a strategic
                                 business plan with objectives for the following year. The annual strategic business plan will be discussed with and presented to the BMW NA representatives at an annual strategic business plan review. The final strategic business plan, as accepted by BMW NA, shall represent the goals and objectives of Center and contain the action plans developed by Center to achieve those goals and objectives and, in the case of an Improvement Addendum, address the means of complying with the terms and conditions of this Agreement.

Primary Market Area              (f) BMW NA will assign to Center in writing a
                                 geographic area consisting of a collection of zip code areas or census tracts, which shall be the Center's Primary Market Area. The Center's
                                 Primary Market Area is the area in which a Center will primarily promote and sell BMW
                                 Vehicles. The Center's Primary Market Area will be used to evaluate the Center's performance obligations and objectives under this
                                 Agreement. BMW NA may adjust a Center's Primary
                                 Market Area at any time and will provide written notice to the Center of any adjustment.
                                 Center agrees that it has no right or interest in any Primary Market Area. In assigning or changing the Center's Primary Market Area, BMW
                                 NA will exercise its best business judgment based on the facts and circumstances at the time that any assignment or change is made.

Performance Evaluation           (g) Center and BMW NA agree that their primary
                                 purpose is to satisfy customers by properly servicing and promoting the sale of BMW
                                 Products within Center's Primary Market Area.
                                 Center and BMW NA will work together to achieve this purpose.

                                 (1)   Center's compliance with the retail
                                       business plan and Center's sales,
                                       service, and customer satisfaction
                                       performance will be regularly reviewed
                                       and evaluated. BMW NA will provide to
                                       Center, in writing, its evaluation of
                                       Center's performance. Any written
                                       comments submitted by Center to BMW NA
                                       shall become part of a performance
                                       evaluation report.

                                 (2)   BMW NA shall evaluate Center's
                                       performance based on, but not limited to:

                                       (i)     Center's sales of BMW Products in
                                               Center's Primary Market Area;

                                       (ii)    Registrations attributable to
                                               Center in its Primary Market

                                               Area;

                                       (iii)   The sales and registrations of
                                               competitive light trucks in
                                               Center's Primary Market Area;

                                       (iv)    Feedback from Center's customers
                                               measured by the results of the
                                               customer satisfaction surveys
                                               provided to Center by BMW NA;

                                       (v)     The trend of Center's performance
                                               over a reasonable period of time;

                                       (vi)    Significant local conditions that
                                               may have affected Center's
                                               performance;

                                       (vii)   The general vehicle purchasing
                                               trends of the public; and

                                       (viii)  Center's compliance with its
                                               Center Operating Requirements
                                               Addendum, its retail business
                                               plan objectives, and Best
                                               Practices.

Down Payments and                (h) Payments received from customers, whether
Trade-In                         in money or in kind, which are to be applied
                                 towards the subsequent purchase of a new BMW
                                 Vehicle, shall be held for such customers in accordance with applicable law until such time as the transaction with respect to which such payments were received is consummated or terminated.

Consumer Disclosures             (i) Center shall deliver to purchasers of BMW
                                 Vehicles an itemized invoice and disclose any other information or give any notice provided by BMW NA intended for consumers or required by law.

                         PARAGRAPH 6 - CUSTOMER SERVICE

Scope and Quality                (a) Center shall provide the best possible
                                 customer service for all owners of BMW Vehicles whether or not the BMW Vehicle was sold by Center and shall promote its customer service and the sale of Original BMW Parts. Center shall not engage in any service practice with respect to any BMW Products if BMW NA has reasonably objected to the nature or quality of such practice or the practice is detrimental to customers or inconsistent with the purposes of this Agreement.

Disclosure and Use of            (b)(1) Center shall not use any parts other
Original BMW Parts               than Original BMW or parts expressly approved
                                 (e.g., authorized remanufactured parts) by BMW
                                 NA in the performance of warranty service in connection with the BMW New SAV Limited
                                 Warranty, parts warranties, and/or other BMW warranties.

                                 (2) Center recognizes that its customers have a right to expect that any product that they purchase from Center meets the high quality standards associated with BMW Products. In order to avoid confusion and minimize potential customer dissatisfaction, in any case where Center sells for use in the repair of any BMW Product any parts which are not Original BMW Parts or parts approved by BMW or BMW NA, Center shall disclose to the customer that such parts are not Original BMW Parts or parts approved by BMW or BMW NA, and, consequently, that such parts are not warranted by BMW NA. Such disclosure shall be in writing, conspicuous, and set forth on the parts invoice, service, or repair order. Center will also, by appropriate written notice, advise the customer of the source of such parts and the extent of any warranty given by the supplier or manufacturer of such parts.

                                 (3) Center shall not represent in any manner, sell or offer for sale as new, Original BMW Parts or parts approved (e.g., authorized remanufactured parts) by BMW or BMW NA, any parts which are not in fact new, Original BMW Parts or parts approved by BMW or BMW NA.

Pre-Delivery Inspection          (c) Before delivery to the customer, Center
                                 shall inspect, prepare, and condition each new
                                 BMW Vehicle in accordance with quality
                                 certification and other pre-delivery
                                 inspection procedures furnished from time to time by BMW NA to Center. Evidence of satisfactory completion will be determined at the discretion of BMW NA, through customer responses to surveys or inspection documents maintained in the Center's vehicle history file.

BMW Service and                  (d) Upon delivery to a customer of a new BMW
Warranty Information             Vehicle, Center will also deliver to the
Booklet and BMW                  customer the BMW Service and Warranty
Owner's Manual                   Information booklet supplied by BMW NA for such
                                 BMW Vehicle, properly completed and stamped with Center's corporate or business name, the customer warranty information, including notification of any laws, rules, or regulations addressed in subparagraph (e) below when required by applicable state law, and the appropriate BMW Owner's Manual. In addition,
                                 Center shall have copies of applicable warranty information on display and ready for customer use.

Compliance with                  (e) Center acknowledges the existence and
Consumer Protection              applicability of various "repair or replace"
Statutes, Policies,              laws, damage disclosure laws, other consumer
Procedures, and                  protection laws, rules, and regulations, and
Guidelines                       BMW NA disclosure policies, procedures, and
                                 guidelines. Center agrees to comply fully with the requirements of such laws, rules, regulations, policies, procedures, and guidelines, including, but not limited to, delivering all required disclosures, booklets, and manuals to consumers, and Center shall take no action which adversely affects BMW NA's rights and duties under these laws, rules, and regulations.

                                 Moreover, Center agrees to use its best efforts to notify BMW NA promptly in writing of all situations in which "repair or replace" laws are or may be applicable. Center further agrees to take such other action as BMW NA may reasonably require.

                   PARAGRAPH 7 - CENTER'S RECORDS AND REPORTS
                         AND ACCESS TO CENTER'S PREMISES

Financial Records                (a) Center shall keep accurate and current
                                 books of account in accordance with accounting practices reasonably satisfactory to BMW NA so as to enable BMW NA to develop comparative data in order, among other things, to furnish to Center, for Center's benefit, business management assistance.

Management                       (b) To facilitate the efficient operation of
Information Systems              the BMW SAV dealer network and the accurate and
Requirements                     prompt disclosure to BMW NA of dealership
                                 operations and financial information, Center agrees to install and maintain management information system facilities which are compatible with the computer systems, hardware, and software used by BMW NA and comply with the terms of the BMW Information Management Manual.

Financial Statements             (c) Center shall deliver or mail to BMW NA the
                                 following:

                                 (1) On or before the tenth (10th) day of each calendar month, on such forms as BMW NA reasonably may require, a financial and operating statement reflecting Center's BMW SAV Operations for the preceding month and Center's total BMW SAV Operations from the beginning of the calendar year to the end of the preceding month (the statements referenced in this Paragraph shall also reflect the financial and operating results for the Center's BMW Car Operations); and

                                 (2) Within three and one-half (3-1/2) months after the end of the calendar year, a financial and operating statement for such year. In the event BMW NA so requests in writing, such statement shall be reviewed by a certified public accountant.

Additional Reports               (d) Center will furnish to BMW NA, on such
                                 forms and at such times as BMW NA reasonably may require, complete and accurate reports of Center's sales and inventories of new BMW
                                 Vehicles, of certified pre-owned BMW Vehicles, of other pre-owned vehicles, and of Original
                                 BMW Parts. Center will also furnish to BMW NA such other reports as BMW NA reasonably may require from time to time. Center shall maintain such records for at least five (5) years.

Access to Center's               (e) Until the expiration or prior termination
Premises and Records             of this Agreement and thereafter until
                                 consummation of all the transactions referred to in Paragraph 14 hereof, BMW NA, through its representatives, employees, and other designees, shall have the right, at all reasonable times during regular business hours, to inspect Center's BMW SAV Operations, including the Center's Facility and records and accounts of Center relating to Center's BMW SAV
                                 Operations. Center shall cooperate fully with, and take all actions necessary to facilitate, such inspections.

Confidentiality                  (f) BMW NA will not furnish any financial data
                                 submitted to it by Center to any third party unless: 1) authorized by Center; 2) required by law, regulation, order, or judicial, alternate dispute resolution, or administrative process;
                                 3) pertinent to judicial, alternate dispute resolution, or administrative proceedings; or
                                 4) required to generate composite or
                                 comparative data for analytical purposes.
                                 Center agrees to keep confidential and not disclose, directly or indirectly, information that BMW NA designates as confidential and provides to Center.

                    PARAGRAPH 8 - CENTER'S PURCHASES OF BMW
                                    VEHICLES

Center's Purchase                (a) BMW NA will sell BMW Vehicles to Center at
Price                            such prices and upon terms as may be
                                 established from time to time by BMW NA. Center shall be responsible for payment of any and all sales taxes, use taxes, excise taxes, and other governmental or municipal charges imposed or levied or based upon the sale of BMW Vehicles by BMW NA to or through Center.

Payment (b) Payment for each BMW Vehicle purchased by Center shall be made in cash at the time of delivery unless the invoice provides otherwise, in which event the terms of the invoice shall govern. Receipt of any check, draft, or other commercial paper shall not constitute payment until BMW NA has received cash in the full amount thereof. In the event of non-payment, Center shall pay all of BMW NA's collection charges, including attorneys fees and costs.

Line of Wholesale                (c) During the term of this Agreement, Center
Credit                           shall maintain exclusively for BMW Vehicles an
                                 unrestricted line or lines of wholesale credit with a financing institution or institutions satisfactory to BMW NA in amounts as specified in the Center Operating Requirements Addendum.

Shipment to Center               (d) BMW NA will endeavor, whenever practicable,
                                 to follow Center's requests with regard to route and method of shipment of BMW Vehicles but BMW NA reserves the right to ship BMW
                                 Vehicles purchased by Center hereunder by whatever mode of transportation, by whatever route, and from whatever point BMW NA may select. All shipping charges for BMW Vehicles will be borne by Center.

Claims Processing                (e) In order to facilitate the processing of
                                 claims for damage against the carrier or carrier's insurer, Center hereby authorizes BMW
                                 NA to process, and BMW NA agrees that it will so process at its own cost and expense, all such claims in BMW NA's name, but for Center's account, in such manner and on such basis as BMW NA may reasonably determine. BMW NA shall not, however, be obliged to retain counsel or commence legal proceedings against carrier or carrier's insurer with respect to any such claims. Center also authorizes BMW NA to settle or compromise any such claims for less than the full amount thereof as BMW NA may in its sole judgment determine without the prior approval of Center.

                                 Immediately upon delivery of any BMW Products to Center, Center shall make a careful inspection of such products and shall note any damage in the BMW Products so delivered on the appropriate carrier delivery forms, which shall be signed by both the representatives of the carrier and the representatives of the Center. Center shall also follow any other pertinent procedures that may be established from time to time by BMW NA and will cooperate with BMW NA in processing any claims. Failure by Center to note any deficiency or damage upon delivery to Center and failure to follow any other pertinent procedures established by BMW NA shall constitute a waiver by Center of BMW NA's obligation to process any claim and Center shall be solely responsible for asserting and processing any such claims against the carrier.

Passing of Risk                  (f) All BMW Vehicles sold to Center shall be at
                                 Center's risk and peril from the time of delivery at BMW NA's established place of delivery whether to Center, Center's agent, or a common carrier and during all subsequent transportation. It shall be the obligation of Center to insure against such risks for its benefit and at its expense.

Repair and Sale of               (g) In the event that any BMW Vehicle sold by
Damaged BMW                      BMW NA to Center should become damaged prior to
Vehicles                         its delivery by Center to a customer, Center
                                 shall, applying BMW or BMW NA approved repair practices and procedures, repair fully such damage so that such BMW Vehicle shall be placed in first-class salable condition prior to delivery. Center shall not market any BMW
                                 Vehicle if the quality or condition thereof has been reasonably objected to by BMW NA. Center shall comply with all state laws applicable to such sales and shall disclose to the customer all damage and repairs in accordance with applicable state law. Center will also disclose all damage when processing wholesale or retail trades of BMW
                                 Vehicles.

Option to Repurchase             (h) In order to protect the integrity of BMW
Damaged Vehicles                 Vehicles, Center's and BMW NA's reputation in
                                 the marketplace, Center agrees to notify BMW NA whenever any of Center's new and unused BMW
                                 Vehicles are substantially damaged. For the period of ten (10) business days from BMW NA's receipt of notice from a Center, BMW NA shall have the first option to repurchase from Center such damaged BMW Vehicles at a price equal to the Net Purchase Price originally paid by Center to BMW NA less any monies or other consideration received by Center in connection with or relating to such damaged BMW Vehicles.
                                 Center agrees to assign its rights under any insurance contract with respect to such BMW
                                 Vehicles to BMW NA. In the event BMW NA
                                 exercises its option to repurchase as granted above, BMW NA reserves the right to make any payment hereunder directly to any party having a security interest in the BMW Vehicle being repurchased. BMW NA shall not be liable for any interest expense under this Paragraph 8 on returned vehicles, unless repurchased under this subparagraph (h).

                PARAGRAPH 9 - CENTER'S INVENTORY AND PURCHASE OF
                               ORIGINAL BMW PARTS

Minimum Inventory of             (a) Center shall acquire and at all times
Original BMW parts               maintain at least a minimum inventory of
                                 available Original BMW Parts necessary to satisfy adequately the needs of the market.

Center's Purchase                (b) BMW NA shall sell Original BMW Parts to
Price                            Center at such prices and upon such terms as
                                 may be established from time to time by BMW NA.
                                 Center is responsible for any and all sales taxes, excise taxes, use taxes, and other governmental or municipal charges imposed or levied or based upon the sale of Original BMW
                                 Parts by BMW NA to Center, except federal excise taxes which may be included in the purchase price of BMW NA to Center. In the event of any increase in the prices established by BMW NA for Original BMW Parts, Center will have the right to cancel all orders for Original BMW Parts affected by the increase which are pending and unfilled at the time
                                 Center obtains notice of the increase, provided that BMW NA is notified in writing of such cancellation within ten (10) days from the time
                                 Center obtains notice of the increase.

Payment (c) Center's orders for Original BMW Parts will be filled on the basis of payment terms established from time to time by BMW NA for Center's account. Such terms may provide for open account, limited open account, C.O.D., or cash. Center will be invoiced at the time of shipment through the electronic Dealer Communications System. Center shall receive a month-end statement. Center shall render payment for the total amount of the monthly statement in accordance with the terms stated therein. Unless otherwise indicated in writing, full payment is due upon receipt of said statement. In the event of non-payment, Center shall pay all of BMW NA's collection charges, including attorneys fees and costs.

Delivery (d) Delivery of Original BMW Parts ordered by Center shall be made by common carrier, U.S. mail, or express mail, and if practical, in accordance with Center's specific request. If freight charges are to be paid by BMW NA, the most economical transportation will be selected.

Claims for Incomplete            (e) All claims for incomplete delivery of
Delivery                         Original BMW Parts must be made by Center in
                                 writing immediately upon Center's receipt of shipment.

Return of Defective              (f) Center shall not sell, offer for sale, or
Original BMW Parts               install any Original BMW Parts if the nature or
                                 quality thereof has been reasonably objected to by BMW NA. Center may, after receipt of written authorization from BMW NA, return defective
                                 Original BMW Parts to BMW NA for credit, together with the original invoice indicating
                                 Center's purchase price of such Original BMW
                                 Parts. Such Original BMW Parts shall be
                                 shipped, shipping charges prepaid, to the destination specified by BMW NA. Center will be reimbursed for shipping charges prepaid by it on authorized returns of defective Original BMW
                                 Parts based on the lowest applicable rate of transportation by common carrier.

Right to Return Original         (g) Center will notify BMW NA of any Original
BMW Parts                        BMW Parts ordered by Center in error within
                                 sixty (60) days after receipt of shipment.
                                 Center may return such Original BMW Parts, no later than sixty (60) days after Center's receipt of specific authorization from BMW NA, for credit, which credit shall be applied to Center's account based on the invoiced price of the returned Original BMW Parts. Such Original
                                 BMW Parts shall be returned, shipping charges prepaid, to the destination specified by BMW
                                 NA.

                                 Center may also return, after receipt of written authorization from BMW NA, Original BMW Parts shipped to Center due to BMW NA shipping error. Such Original BMW Parts shall be shipped, shipping charges prepaid, to the destination specified by BMW NA and Center shall be credited for such prepaid shipping charges as well as for the invoiced prices of the returned Original BMW Parts.

Non-Returnable                   (h) Center will not be entitled to return: (1)
Materials, Parts, and            any materials which have been acquired or
Assemblies                       specially fabricated by BMW NA upon Center's
                                 order; (2) unlisted Original BMW Parts or assemblies; or (3) any Original BMW Parts or assemblies not purchased by Center from BMW NA.

                      PARAGRAPH 10 - ADDITIONAL PROVISIONS
                       GOVERNING CENTER'S PURCHASE OF BMW
                        PRODUCTS AND CENTER'S INVENTORIES

Taxes (a) Center shall provide BMW NA with all of its tax identification numbers. With regard to each purchase of BMW Products, Center represents and warrants that:

                                 (1)   Such BMW Products are being purchased
                                       from BMW NA by Center for resale in the
                                       ordinary course of Center's business;

                                 (2)   Center has complied with all of the
                                       applicable provisions of local and state laws required for the collection and payment by Center of all sales, use, and excise taxes and other governmental or municipal charges applicable to all such resale transactions; and

                                 (3) Center has furnished to BMW NA all resale certificates or similar documents required to perfect an exemption from any applicable sales and use taxes.

                                 Center shall be responsible for payment of any and all taxes and other governmental or municipal charges imposed or levied in connection with the sale to Center by BMW NA of BMW Products or equipment supplied to Center by BMW NA.

                                 In the event that any BMW Products are put to a taxable use by Center or are in fact purchased by Center for purposes other than resale in the ordinary course of Center's business, Center shall make timely return and payment to the appropriate taxing authorities, as required by Paragraph 8(a), with respect to BMW Vehicles, and Paragraph 9(b), with respect to Original BMW Parts, of all applicable sales, use, and excise taxes, and other governmental or municipal charges imposed or levied or based upon the sale of such BMW Products by BMW NA to Center, and Center shall hold BMW NA harmless from any and all claims and demands which may be made by such taxing authorities against BMW NA with respect thereto.

BMW NA's Purchase               (b) In order to assure its prompt and
Money Security Interest         unconditional payment to BMW NA upon the terms
                                and as and when due of any and all indebtedness, obligations, or liabilities of Center to BMW NA for the purchase of BMW Products
                                ("Obligations"), Center hereby grants, assigns, and transfers to BMW NA a continuing first and senior lien on and security interest in all such BMW Products sold on credit, open account, or limited open account to Center by BMW NA, all accessions and additions thereto, and all proceeds and products of such BMW Products, whether now owned or hereafter acquired as well as a security interest in cash incentives, holdbacks, bonuses, or other BMW NA payables
                                (the "Collateral"). In furtherance thereof and in recognition of BMW NA's status as a secured party having all the rights and remedies of a secured party under Article 9 of the Uniform
                                Commercial Code:

                                (1) In the event Center is in default of any Obligations or any of the events described in Paragraph 12(b) and (c) of this Agreement shall occur, and at any time thereafter, BMW NA may declare Center in default and may exercise the following rights and remedies, in addition to all other rights and remedies it has as a secured party under the Uniform Commercial
                                      Code:

                                      (i)     To declare all Obligations of
                                              Center to BMW NA immediately due
                                              and payable; and

                                      (ii)    To require Center to assemble the
                                              Collateral and make it available
                                              to BMW NA for possession at a
                                              place designated by BMW NA which
                                              is reasonably convenient to both
                                              parties.

                                (2)   With respect to all proceeds of the
                                      Collateral, including, without limitation, payments received by Center from a customer upon delivery of any BMW
                                      Product constituting Collateral and cash deposits received from a customer in anticipation of a future delivery of a BMW Product constituting Collateral to such customer, Center grants to BMW NA an irrevocable power of attorney to endorse all cash and non-cash proceeds of the Collateral to effect collection thereof, it being understood and intended by Center that such power of attorney is coupled With an interest; and Center shall:

                                      (i)     Upon demand by BMW NA, whether or
                                              not Center is in default of
                                              any Obligations, deposit not later
                                              than the business day following
                                              receipt, all proceeds of the
                                              Collateral or any portion thereof,
                                              in a separate bank account
                                              designated for that purpose and
                                              under the sole control of BMW NA;

                                      (ii)    Not commingle any proceeds of the
                                              Collateral to which BMW NA is
                                              entitled with other funds or
                                              property of Center until delivery
                                              of such proceeds to BMW NA has
                                              been completed, it being agreed
                                              and understood that the proceeds
                                              to which BMW NA is entitled shall
                                              be that portion of the proceeds
                                              upon sale of a BMW Product
                                              constituting Collateral which
                                              equals the Obligations with
                                              respect to such BMW Product; and

                                      (iii)   Hold any proceeds of the
                                              Collateral to which BMW NA is
                                              entitled under Paragraph 10(b)(2)
                                              hereof separate and apart and upon
                                              express trust for BMW NA until
                                              such delivery or deposit.

                                (3) Center shall hold in trust each deposit of cash received from a customer in anticipation of a future delivery of a BMW Product constituting Collateral to such customer until such delivery is consummated.

                                (4)   Center shall not sell, pledge, assign,
                                      transfer, lease, resell, or otherwise
                                      dispose of any type of Collateral herein described or any interest in Collateral except in the ordinary course of Center's business or as may be authorized in writing by BMW NA.

                                (5) Center shall execute and deliver promptly to BMW NA one or more financing statements pursuant to the Uniform Commercial Code in the form suitable for filing to perfect a purchase money security interest in the Collateral and which are otherwise satisfactory to BMW NA. Center irrevocably appoints BMW NA as its attorney in fact, to sign and file, in Center's name, financing statements at any time with respect to the Collateral and the proceeds thereof, it being understood and intended by Center that such power of attorney is coupled with an interest.

                                (6) The remedies provided in this Paragraph 10(b) shall be in addition to any other rights and remedies provided for in this Agreement or under applicable law.

Return or Diversion of          (c) In the event Center should fail or refuse
BMW Vehicles on                 for any reason (other than  an error by BMW NA)
Center's Failure to             to accept any BMW Vehicle delivered to  Center's
Accept                          Facility, Center will reimburse BMW NA for all
                                expenses incurred by BMW NA in returning such BMW Vehicle to the original point or in diverting it to another destination, as the case may be; but in no event shall Center be required to pay BMW NA an amount in excess of the expense of returning such BMW Vehicle to its original point of delivery to Center.
                                Center forfeits any further rights it may have with respect to such rejected BMW
                                Vehicle(s).

Failure of or Delay in          (d) BMW NA will not be under any liability to
Delivery                        Center for failure to deliver or for delay in
                                making delivery if such failure or delay results from any event brought by causes other than willful or grossly negligent conduct of BMW
                                NA, such as, for example, any event in the nature of force majeure, acts of God, acts of any government, foreign or civil wars, riots, interruptions of navigation, shipwrecks, strikes, lockouts, other labor troubles, embargoes, blockades, fires, explosions, sabotage, failures of BMW or of any other supplier of BMW NA to deliver, or delay of BMW or of any other supplier of BMW NA in making delivery.

Changes in                      (e) BMW Products will be delivered by BMW NA to
Specifications                  Center in accordance with standards applicable
                                at the time of their manufacture. BMW NA and Center recognize and agree that BMW and/or BMW
                                NA shall have the right, without limitation, at any time and from time to time, to make changes or modifications in the design specifications of BMW Products without notice. BMW NA shall have no obligation to Center to make such change or modification with respect to BMW Products previously delivered to or ordered by Center or to make any refund or other adjustment for any BMW Products previously purchased by Center or being imported, manufactured, or sold, whether or not the price of such BMW Products is affected thereby. No change shall be considered a model year change unless so specified by BMW.

Changes by Center on            (f) Center agrees not to make any modifications
BMW Products and                or alterations to BMW Vehicles which alters the
Compliance with                 original engineering and/or operating
Safety, Air Pollution,          specifications of the vehicle. BMW NA may
Noise Control, and              request Center to make such changes or refrain
Consumer Warranty               from making such changes on BMW Products as may
Requirements                    be prescribed from time to time by BMW, and
                                Center agrees to comply promptly with such requests. Center also agrees to take such steps and render such reports in connection with the National Traffic and Motor Vehicle Safety Act of 1966, the Consumer Product Safety Act, the
                                Magnuson-Moss Warranty Act, or any other legislation or regulation pertaining to safety, air pollution, noise control, or warranties to consumers, as may be required of motor vehicle dealers, distributors, or manufacturers or as BMW or BMW NA may request from time to time, and to comply with all such legislation and regulations in conducting Center's BMW SAV
                                Operations. BMW NA will reimburse Center for the reasonable cost of any Original BMW Parts, and labor in accordance with current warranty rates and procedures, which may be used by Center in making changes on BMW Products requested by BMW NA and/or BMW. Center agrees to indemnify and hold harmless BMW and BMW NA from and against any and all claims and liabilities arising from Center's failure or alleged failure to comply, in whole or in part, with any obligation assumed by Center pursuant to this Paragraph. Center will communicate to BMW NA all suggestions with respect to improvements in BMW Products it may have or develop as a result of its experience.

Inventories                     (g) Center agrees that, in addition to
                                maintaining at least the minimum inventory of Original BMW Parts required under Paragraph
                                9(a), Center will acquire, and at all times maintain, such inventory of available BMW
                                Products as is necessary in accordance with the current and reasonably foreseeable volume of Center's business and to further Center's sales activities and to assure satisfactory customer service and supply of Original BMW
                                Parts.

                      PARAGRAPH 11 - WARRANTY TO CUSTOMERS

BMW Warranties                  (a) Each BMW Vehicle supplied by BMW NA will be
                                warranted to the customer by BMW NA in
                                accordance with the New SAV Limited Warranty, the Limited Emissions Warranties, and the Limited Warranty against Rust Perforation. Each
                                Original BMW Part supplied by BMW NA will be warranted to the customer by BMW NA in accordance with the Limited Warranty on Original BMW Parts or the Limited Warranty on
                                Original BMW Parts Purchased Over the Counter, as the case may be.

Incorporation of BMW            (b) Center agrees to make all sales of BMW
Warranties in Center's          Vehicles and Original BMW Parts in such a way
Sales                           that its customers acquire all rights in
                                accordance with the New SAV Limited Warranty, the Limited Emissions Warranties, the Limited
                                Warranty against Rust Perforation, the Limited
                                Warranty on Original BMW Parts, or the Limited
                                Warranty on Original BMW Parts Purchased Over the Counter, as the case may be. Center will supply consumers with a copy of such warranties in such fashion as may from time to time be required by BMW NA or by applicable law.

Exclusion of Warranties         (c) TO THE EXTENT PERMITTED BY APPLICABLE LAW,
                                EXCEPT AS SPECIFICALLY PROVIDED FOR IN THE NEW
                                SAV LIMITED WARRANTY, THE LIMITED EMISSIONS
                                WARRANTIES, THE LIMITED WARRANTY AGAINST RUST
                                PERFORATION, THE LIMITED WARRANTY ON ORIGINAL
                                BMW PARTS, AND THE LIMITED WARRANTY ON ORIGINAL
                                BMW PARTS SOLD OVER THE COUNTER, ALL OTHER
                                WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT
                                NOT LIMITED TO, IMPLIED WARRANTIES OF
                                MERCHANTABILITY AND FITNESS FOR A PARTICULAR
                                PURPOSE, ARE EXCLUDED AND BMW NA MAKES NO OTHER
                                WARRANTIES, EXPRESS OR IMPLIED, TO CONSUMERS.
                                THE EXCLUSION ALSO APPLIES TO INCIDENTAL,
                                CONSEQUENTIAL, SPECIAL, OR INDIRECT DAMAGES FOR
                                ANY BREACH OF EXPRESS OR IMPLIED WARRANTY,
                                INCLUDING THE IMPLIED WARRANTIES OF
                                MERCHANTABILITY AND/OR FITNESS, IF ANY,
                                APPLICABLE TO

                                BMW PRODUCTS.

Warranty Policies and           (d) Center agrees to comply with the provisions
Procedure                       of the Warranty Policies and Procedures Manual
                                supplied by BMW NA to Center and any future versions of the Warranty Policies and Procedures Manual applicable to a warranty claim. All such manuals and documents referred to therein are fully incorporated into this Agreement. Center further agrees to follow the procedures established from time to time by BMW
                                NA for the processing and disposition of warranty claims and the return and disposition of Original BMW Parts claimed to be defective.
                                Center will also comply with all requests of BMW NA for the performance of service in response to warranty claims and will maintain detailed records of time and parts consumption as prescribed by BMW NA. Upon complying with such procedures and requests and maintaining such records, Center will be entitled to reimbursement for warranty claims in the amounts for reimbursement specified in the applicable Warranty Policies and Procedures
                                Manual for warranty claims provided that Center has the necessary equipment and qualified service personnel, as specified by BMW NA, to effect necessary warranty repairs. Center must also have documentation in support of its claims and Center acknowledges and agrees that BMW NA may request Center to provide documentation to BMW NA at any time in connection with such claims.

                                Strict adherence to the procedures established for processing warranty claims is necessary in order for BMW NA to process such claims fairly and expeditiously. BMW NA will be under no obligation with respect to warranty claims not made strictly in accordance with such procedures and in a timely manner. Center's obligation hereunder extends to all BMW Vehicles and BMW Products under warranty presented to Center by a customer, regardless of whether Center sold the BMW Vehicle or BMW Product to such customer.

                                Center is not authorized to assume or incur any other or additional warranty obligations or liabilities on behalf of either BMW OR BMW NA. Any such other or additional obligations assumed or incurred by

                                Center shall be solely the responsibility of Center, including the disclosure of the identity of the supplier or warrantor, the existence of a warranty, and the specific terms and conditions of such warranty to the consumer.

                       PARAGRAPH 12 - TERMINATION PRIOR TO
                         EXPIRATION DATE AND SUCCESSION

Termination by Center           (a) Center shall have the right to terminate
                                this Agreement at any time by sending notice of such termination to BMW NA, by certified mail, return receipt requested, telegram, or overnight mail service sixty (60) days in advance of the effective date thereof.

Immediate Termination           (b) Except to the extent a greater notice period
by BMW NA for Cause             is required by any applicable statute, in which
                                case the minimum notice period shall be deemed to be the minimum period required by such law, BMW NA shall have the right to terminate this Agreement for cause, with immediate effect, by sending notice of such termination to Center by certified mail return receipt requested, telegram, or overnight mail service, if any of the following events should occur:

                                (1) Any material misrepresentation by any of the persons listed in Article C of the Center Agreement as to any fact relied upon by BMW NA in entering into this Agreement or approving such persons;


                                (2)   Conviction of Center or of any of the
                                      persons listed in Article C of the Center
                                      Agreement, or pleading guilty or pleading nolo contendre by any of the foregoing, of any felony or for any material violation of law if BMW NA has reason to believe that such conviction or plea may adversely affect the conduct of Center's BMW SAV Operations or would tend to be harmful to BMW, BMW NA, the reputation of BMW Products, or the marketing of BMW Products;

                                (3) Submission by Center to BMW NA of false or fraudulent reports, statements, or information, or false or fraudulent claims for reimbursement, refunds, or credits, such as, for example, false or fraudulent warranty claims;

                                (4) Grossly negligent or willful conduct on the part of Center or of any of the persons listed in Article C of the Center Agreement that BMW NA determines, in the reasonable exercise of its discretion, to be harmful to the goodwill of BMW or BMW NA, the reputation of BMW Products, or the marketing of BMW Products;

                                (5) Closure or cessation of Center's BMW SAV Operations for a period of six (6) consecutive business days, unless such closure or cessation of operation is caused by some event beyond the control of the Center, such as strikes, civil war, riots, fires, floods, earthquakes, or other acts of God, and Center does not immediately resume its customary operations after the cause of the closure or cessation of operations is removed;

                                (6) Dissolution or liquidation of Center, if a partnership or corporation;

                                (7) Insolvency or business failure of Center, Center's inability to pay its debts as such debts become due, appointment of a receiver or custodian for all or any part of the property of Center, assignment for the benefit of creditors by Center, the commencement of a case or proceeding under any bankruptcy or insolvency laws by or against Center or any person or entity owning or holding, beneficially or otherwise, a majority or controlling interest in Center, or the subjection of all or any BMW Products to execution or other judicial process;

                                (8) Termination of BMW NA's authorization as a BMW importer;

                                (9) The conduct, directly or indirectly, of any dealership operation at any location, other than that specifically approved herein for such operation, without the prior written approval of BMW NA;

                                (10) Any attempted or actual sale, transfer, or assignment by Center of the Center's assets, any ownership interest in the Center, this Agreement, or any of the rights granted to Center hereunder, or any attempted or actual transfer, assignment, or delegation by Center of any of the responsibilities assumed by it under this Agreement, without the prior written consent and approval of BMW NA, including, but not limited to, any attempted or actual sale, transfer, or assignment of Center's assets or any ownership interest in the Center relating to the conduct of BMW SAV Operations hereunder:
                                      a) separate and apart from the assets or ownership interests relating to the conduct of BMW Car Operations under the BMW Dealer Agreement for cars or a successor agreement for cars; b) to a person, partnership, trust, corporation, or other entity that does not own or operate BMW Car Operations; or c) to a person or entity that does not meet BMW NA's appointment criteria for a BMW SAV Center Agreement;

                                (11) Any attempted or actual sale, transfer, or assignment of Center assets or stock that does not comply with the ownership limitations set forth in this Agreement or BMW NA's ownership policies or procedures;

                                (12)  Any change of a Center's executive
                                      management without BMW NA's prior written consent and approval;

                                (13) Any attempted or actual pledging of Center stock or this Agreement as security for an obligation;

                                (14) The termination of, or any conduct that warrants the termination of, the Dealer Agreement for cars or a successor agreement for cars;

                                (15)  The loss of licenses, permits, or
                                      authorization necessary for Center to
                                      perform its obligations under this
                                      Agreement; and

                                (16) Any dilution or attempt to dilute the BMW brand or trademarks, the infringement of BMW trademarks, or the violation of the trademark provisions in this Agreement or BMW or BMW NA trademark policies or guidelines.

Termination by BMW              (c) Except to the extent a greater notice period
NA on Sixty (60) Days           is required by any applicable statute, in which
Notice                          case the notice period shall be deemed to be the
                                period required by such statute, BMW NA shall have the right to terminate this Agreement, on sixty (60) days notice, if any of the following situations exist and BMW NA has previously sent a written notice to Center with respect thereto:

                                (1) Any disagreement or personal difficulties between or among any of the persons listed in Article C of the Center Agreement which BMW NA has a reasonable basis to believe would have a materially adverse effect on the conduct of Center's BMW SAV Operations or the presence in the management of Center of any person who BMW NA has a reasonable basis to believe does not have the requisite qualifications for the position;

                                (2) Impairment of the reputation or financial standing of Center or any of the persons listed in Article C of the Center Agreement or ascertainment by BMW NA of any facts existing at or prior to the time of execution of this Agreement which tend to impair such reputation or financial standing;

                                (3)   Any reduction in value of Center's BMW
                                      Products or any act on the part of the
                                      Center, including without limitation, the existence of any liens or encumbrances upon BMW Products, which to any degree imperils the prospect of full performance or satisfaction of the Obligations of Center to BMW NA; or any change in the financial or other condition of Center which BMW NA has reason to believe unreasonably impairs BMW NA's security or increases its risk hereunder. By way of example, such impairments might include failure to pay for BMW Products in accordance with the terms and conditions of sales and failure to establish and/or maintain for the duration of the Agreement, net working capital and/or adequate exclusive unrestricted wholesale lines of credit;

                                (4)   The importation, exportation,
                                      distribution, or sale of: (a) BMW vehicles which are not originally manufactured or designed for use in the United States ; or
                                      (b) BMW Products: (i) for resale in the
                                      United States; (ii) for resale or use
                                      outside the United States; or (iii) in
                                      violation of BMW NA's Export Policy.

                                (5)   Refusal to permit BMW NA to examine or
                                      audit Center's accounts and records as
                                      provided herein upon receipt by Center
                                      from BMW NA of written notice requesting such permission or information;

                                (6)   Failure of Center to furnish accurate
                                      sales or financial information and failure to submit the information and related supporting data in a timely fashion;

                                (7)   Subject to provisions contained herein
                                      with regard to any change in ownership
                                      occurring by reason of the death or
                                      permanent disability of Center's Owner(s), any change in Center's Owners holding a majority or controlling ownership interest in Center, or any change, whether voluntary or by operation of law, in the ownership of beneficial interests in Center, or any appointment of Center Operator, without the prior written consent of BMW NA;

                                (8)   Center's failure to take any actions
                                      pursuant to the National Highway Traffic
                                      Safety Administration and Motor Vehicle
                                      Safety Act of 1966, the Consumer Product
                                      Safety Act, the Magnuson-Moss Warranty
                                      Act, damage disclosure statutes, or any
                                      other law, statute, or regulation
                                      pertaining to safety, air pollution, noise control, or warranties to consumers which may be required of motor vehicle dealers or which BMW NA may request in implementing any action undertaken by BMW NA or BMW; or

                                (9) Any breach or violation of any material obligation contained in this Agreement or in connection with any transaction between BMW NA and Center, or the failure of Center to satisfy any deficiency(s) contained in the Improvement Addendum, or any material failure by Center to comply with a requirement established by BMW NA and communicated to Center in accordance with this Agreement.

                                During the period such a situation as defined in this Paragraph 12 continues to exist, BMW NA may modify its terms of payment with respect to Center to such extent as BMW NA may consider appropriate, irrespective of Center's credit standing or payment record.

Termination upon                (d) BMW NA may terminate this Agreement at any
Offering to Enter into a        time by providing Center with ninety (90) days
New or Amended BMW              prior notice thereof and offering to enter into
SAV Center Agreement            a new or amended form of BMW SAV Center
                                Agreement with Center in a form being generally offered to eligible or qualified BMW
                                SAV Centers in accordance with Article H.

Termination for Failure         (e) If BMW NA fails to obtain or maintain any
of BMW NA to be                 license, permit, or authorization necessary for
Licensed                        BMW NA's performance of its obligations under
                                this Agreement or if any such license, permit, or authorization is suspended or revoked, and such suspension or revocation continues for a period of six (6) consecutive business days, either party may terminate this Agreement by providing written notice to the other party.

No Waiver by Failure to         (f) In the event BMW NA shall be entitled to
Terminate                       terminate this Agreement pursuant to the
                                provisions of Paragraph 12 (b) or (c), but shall fail to do so, such failure shall not be considered a waiver of the rights of BMW NA to so terminate the Agreement.

Termination upon Death          (g) Death or permanent disability of any of
or Permanent Disability         Center's Owners holding a majority or
                                controlling ownership interest in Center or the permanent disability of Center Operator may, at BMW NA's option, result in the termination of this Agreement, upon written notice by BMW NA to Center. BMW NA shall provide such notice within a reasonable time after such death or permanent disability. Termination hereunder shall be effective sixty (60) days from the date of such notice.

Successor in Event of           (h) Notwithstanding the provisions in Paragraph
Death or Permanent              12 (g), in the event of the death or permanent
Disability                      disability of any of the Center's Owners, if
                                the beneficial interest in Center passes directly to the surviving spouse and children, or to any of them, and if:

                                (1) Either or both of the persons included in Article C(4) and (5) of the BMW SAV Center Agreement remain(s) unchanged; or

                                (2)   Within ninety (90) days after the death
                                      or permanent disability of such Center
                                      Owners, arrangements are completed for the assumption of the management of Center by persons acknowledged in writing by BMW NA to be satisfactory to it;

                                then BMW NA will not terminate the Agreement by reason of such death or permanent disability before the end of twelve (12) months after the death or permanent disability of such Center Owners and, if the Agreement expires sooner than twelve (12) months after the death or permanent disability of such Center Owners, BMW NA will offer to enter into a new Agreement with Center for an extension period equal to the difference between twelve (12) months and the number of days between the date of death or permanent disability of such Center Owners and the expiration date of this Agreement. Such new Agreement will be in substantially the same form as the Agreement then currently offered by BMW NA to its Centers. Prior to the expiration of such extension period and after completion of BMW NA's evaluation of the performance of Center's management during such period, BMW NA will review with Center the changes, if any, in the management or equity interests of Center required by BMW NA as a condition to renewing or extending the aforementioned new Agreement with Center.

Successor Nominee               (i) Center may amend the Center Agreement to
                                nominate a Successor, designating proposed
                                Center Owners of a Successor Center to be established if this Agreement is terminated because of death or permanent disability. A
                                Successor Nominee, however, must be an
                                individual and shall not be a trust,
                                partnership, corporation, or any other entity.
                                Center may also cancel a Successor Nominee by providing notice to BMW NA that it intends to amend the Center Agreement to delete and/or substitute a new Successor Nominee. The request to amend the Center Agreement or to cancel a Successor Nominee must be executed by all of Center's Owners and be received by BMW NA prior to such death or permanent disability. In the case of the nomination of a Successor, any proposed Center Owners must be acceptable to BMW NA. If a Successor Nominee is not acceptable to BMW NA, Center and BMW NA will create a developmental plan which, if successfully accomplished, will qualify the Successor
                                Nominee to eventually become a Center Owner.

                                In the case of cancellation of a Successor
                                Nominee, BMW NA agrees to delete the name of the party listed in Article C(6) upon receipt of that notice. If, due to changed circumstances, BMW NA believes or has a reasonable basis to believe the Successor Nominee is or should be disqualified, BMW NA will notify Center that the proposed owner is no longer acceptable. A subsequent Successor Nominee will be designated or a developmental plan will be created by mutual agreement between BMW NA and Center.

                                If BMW NA has notified Center Owners in writing before the death or permanent disability of such owners that BMW NA does not plan to continue to have a center at Center's location, BMW NA shall accept a Successor Nominee upon the Successor's written commitment to relocate Center's BMW SAV Operations within a reasonable time to a mutually acceptable location.

                     PARAGRAPH 13 - CONTINUATION OF BUSINESS
                                    RELATIONS

Continuation of                  (a) This Agreement can be extended or renewed
Business Relations               only through an express written instrument to
After Expiration or Prior        that effect executed in accordance with Article
Termination                      K of the Center Agreement. Any business
                                 relations of any nature whatsoever between BMW
                                 NA and Center after the expiration of the Agreement, or after its prior termination pursuant to Paragraph 12, without such written instrument shall not operate as an extension or renewal of the Agreement. Nevertheless, all such business relations, so long as they are continued, shall be governed by terms identical with the provisions of this Agreement.

                   PARAGRAPH 14 - RIGHTS AND LIABILITIES UPON
                        EXPIRATION OR PRIOR TERMINATION


Cancellation of Pending          (a) Upon the expiration or prior termination of
Orders and Post                  this Agreement all pending orders of Center for
Expiration and                   BMW Products previously accepted by BMW NA will
Termination Obligations          be considered canceled and Center shall
                                 immediately do the following:

                                 (1) BMW Signs - Center shall remove, at its own expense, all BMW signs displayed at Center's Facility and sell and deliver the same to BMW NA at Center's Facility in suitable condition and packing for transportation. Promptly following such delivery, BMW NA will pay to Center, Center's purchase price for such signs reduced by straight-line depreciation on the basis of a seven-year useful life;

                                 (2) Discontinuance of Use of BMW Trademarks - Center acknowledges that the license and right to the use of the BMW trademarks ceases upon Center's voluntary resignation or termination as a Center, or upon the expiration of this Agreement, whichever occurs first. In such event, Center shall immediately cease holding itself out as a BMW dealer and refrain from using BMW trademarks and trade names in any fashion whatsoever. Moreover, Center agrees not to use any similar trademarks or trade names and shall refrain from any other activity which states or implies that it is authorized to deal in or service BMW Products. If Center shall refuse or neglect to comply with the provisions of Paragraph 14(a)(1) and (2), Center agrees that BMW and BMW NA shall suffer irreparable harm from the unauthorized use of BMW trademarks and/or trade names. Furthermore, Center shall reimburse BMW NA for all costs and expenses (including attorneys fees) incurred by BMW NA in connection with legal proceedings to require Center's compliance;

                                 (3) Orders and Files - Center shall transfer to BMW NA, or BMW NA's designee or designees, all orders for sale by Center of BMW Vehicles and Original BMW Parts then pending with

                                       Center, all deposits made thereon,
                                       whether in cash or in kind, and all of
                                       its warranty files and files of
                                       prospective customers for BMW Products,
                                       or complete copies of all such files;

                                 (4) Customer Lists - Center shall provide BMW NA with the correct names, addresses, and telephone numbers of all customers who purchased BMW Vehicles from Center and the service records of all current and active service customers. To the extent they are available for such customers, Center will provide BMW NA with correct facsimile numbers and e-mail addresses for the customers; and

                                 (5) Literature - Center shall deliver to BMW NA at BMW NA's place of business, or to BMW NA's designee or designees, free of charge, any and all technical or service literature, advertising, other printed material, compact discs, diskettes, and any other technological medium relating to BMW Products then in Center's possession which were acquired or obtained by Center from BMW NA, such as, for example, sales instruction manuals and promotional materials.

Purchase of Center's             (b) Within ninety (90) days of the expiration
Inventory of BMW                 or prior termination of  this Agreement and
Products by BMW NA               provided further that all of Center's
                                 Obligations to BMW NA have been paid or
                                 satisfied in full, BMW NA, upon Center's compliance with the provisions hereinafter set forth, will purchase from Center and Center will sell and deliver to BMW NA, the following:

                                 (1) New BMW Vehicle Inventory - BMW NA will purchase all new, unused, undamaged, and unmodified BMW Vehicles then unsold in Center's inventory which are in first-class salable condition and of the then current model year or the immediately preceding model year, provided that such BMW Vehicles were purchased by Center from BMW NA (or in the ordinary course of business, from other Centers). The price for such BMW Vehicles shall be the Net Purchase Price at which they were originally purchased from BMW NA;

                                 (2) New Original BMW Parts Inventory - BMW NA will purchase all new, unused, and undamaged Original BMW Parts (other than


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                                       the special BMW tools specifically
                                       covered in Paragraph 14(b)(3) below), in original packaging not classified as obsolete or "special" by BMW NA, and listed in the then current BMW Parts Price List, then unsold in Center's inventory which are in first-class, salable condition; provided such Original BMW Parts were purchased by Center from BMW NA. The price at which BMW NA will purchase such Original BMW Parts shall be the price last established by BMW NA under the BMW NA standard parts order for the sale of identical Original BMW Parts to centers, less a 15% handling and restocking charge; and

                                 (3) Special BMW Tools - BMW NA will purchase all required special BMW tools applicable to BMW Vehicles including electronic testing equipment and computer hardware and software, if any, provided that such tools were purchased by Center from BMW NA, and provided any sets of such tools are complete and no parts or components are missing or otherwise unusable. The price at which BMW NA will purchase such special BMW tools shall be reasonably determined by BMW NA, but in no event will such price be less than Center's purchase price for such tools reduced by straight-line depreciation on the basis of a three-year useful life.

                                 ny and all items to be sold by Center to BMW NA pursuant to the provisions of Paragraph 14(b)(2) and (3) shall be delivered by Center to BMW NA at Center's Facilities in suitable condition and boxed and/or packed for transportation, which transportation shall be at BMW NA's expense. In the event Center fails to so box and pack any Original BMW Parts or special BMW tools to be sold hereunder, BMW NA may do so and deduct the expenses of such boxing and packing from the applicable price thereof.

                                 s a condition precedent to the obligations of BMW NA under Paragraph 14(b) to repurchase any BMW Vehicles, Original BMW Parts, or special BMW tools, Center shall permit BMW NA and BMW NA's designee or designees, at such time and for such periods of time as BMW NA reasonably shall determine, to enter Center's Facility for the purpose of inspection and/or taking an inventory of all or any part of Center's stock of BMW Vehicles,


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




                                 Original BMW Parts, and special BMW tools. At the request of BMW NA, Center shall comply in all respects with the provisions of all applicable bulk sales acts or similar statutes protecting a transferee of personal property with respect to liabilities of the transferor.

                                 making payments in accordance with Paragraph
                                 14(b), BMW NA reserves the right to do the following:

                                       (i)     To pay any financial institution
                                               retaining a security interest in
                                               any of the items to be
                                               repurchased by BMW NA such sums
                                               as are necessary to obtain good,
                                               unencumbered, and marketable
                                               title to such items;

                                       (ii)    To pay any claimant, in
                                               accordance with any applicable
                                               statute, such sums as may be
                                               necessary to acquire good,
                                               unencumbered, and marketable
                                               title, free of any interest,
                                               right or claim of such claimant,
                                               to the items being repurchased by
                                               BMW NA; and

                                       (iii)   To set off the amount due Center
                                               including, without limitation,
                                               amounts due Center from BMW NA
                                               for the repurchase of BMW
                                               Products hereunder against any
                                               amount which may be due BMW NA
                                               from Center, including, without
                                               limitation, reimbursement of
                                               expenses incurred by BMW NA
                                               pursuant to (i) or (ii) above.

                                 Notwithstanding anything to the contrary contained in Paragraph 14, in no event will BMW NA be required to purchase any item from Center unless Center is able to convey title to such item free and clear of all liens, claims, encumbrances, and security interests.

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                      PARAGRAPH 15 - OWNERSHIP CHANGES AND
                             TRANSFERS OF AGREEMENT


Transfer, Sale, or               (a) (1) In view of the nature, purposes, and
Assignment of                    objectives of BMW NA and this Agreement, and
Agreement by Center              the differences in operating requirements among
                                 dealerships of differing sizes and types of markets, BMW NA expressly reserves the right to select the centers with whom it will enter into such agreements so as to maintain a high quality network of centers. Furthermore, Center agrees that BMW NA has the right to approve or decline to approve any prospective purchaser based on his, her, or its character, reputation, automotive experience, performance
                                 (including, but not limited to, customer satisfaction, market penetration, and profitability), potential impact on the BMW brand, management, compliance with BMW NA's ownership policies, procedures, and limitations, compliance with the law and agreements, capital, financial qualifications, or other qualifications for appointment as an owner of a center.

                                 (2) Center shall not transfer, sell, or assign, or attempt to transfer, sell, or assign, the Center's assets, any ownership interest in the Center, or this Agreement, or sell or transfer any right or delegate any duty, obligation, or responsibility of Center under this Agreement, without the prior written consent and approval of BMW NA. If a transfer, sale, or assignment of a Center's stock or assets is approved by BMW NA, then BMW NA shall offer the transferee or assignee of Center the right to enter into a new Agreement in substantially the same form as the Agreement then currently offered by BMW NA to its Centers.

                                 (3) Center agrees that it shall not sell or transfer Center's assets or any ownership interest in its BMW SAV Operations hereunder separate and apart from the assets or ownership interests in its BMW Car Operations, which are operating under the Center's BMW Dealer Agreement for cars or a successor agreement for cars.


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




Ownership Policies and           (b) BMW NA fully incorporates by reference its
Procedures                       ownership policies and procedures into this
                                 Agreement.

Ownership Limitations            (c) (1) The combined SPG of all the BMW
                                 centers owned directly or indirectly by any individual, partnership, trust, corporation, or other entity cannot exceed 5% of the SPG of all BMW centers in the United States at any time. BMW NA can withhold its consent to any change of ownership that would take any individual's partnership's, trust's corporation's or other entity's direct or indirect ownership interest above 5%. Center acknowledges and agrees that BMW NA's 5% ownership limit is fair and reasonable.

                                 (2) In any metropolitan area defined by BMW NA as a multiple point market no individual, partnership, trust, corporation, or any other entity can directly or indirectly own an interest in more than 50% of the BMW centers in the market. BMW NA can withhold its consent to any change of ownership that would violate this Paragraph. Center acknowledges and agrees that the ownership limit described in this Paragraph is fair and reasonable.

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




                    PARAGRAPH 16 - FACILITIES AND SATELLITES

Facility and Satellite           (a) Center shall operate its BMW SAV Operations
Authorization                    only at the authorized locations listed in
                                 Article D of the Agreement. Any proposed change in the Center's authorized locations, including the establishment or relocation of satellite locations, requires BMW NA's prior written consent. To the extent that a proposed change is approved and involves the establishment or relocation of a satellite of the Center authorized to operate under this Agreement, the location of the satellite shall be listed in Article D of the Agreement and shall be identified as a satellite. Accordingly, such a listing and identification constitutes authorization to operate a satellite under this Agreement and a new Center Agreement shall not be issued. Center agrees that satellite locations are not necessarily permanent and that Center shall discontinue operations at a satellite upon receipt of sixty (60) days written notice from BMW NA. Center further agrees that the termination or withdrawal of approval of a satellite does not constitute the termination or failure to renew this Agreement.

Approved Locations for           (b) At all times hereunder, Center shall
Center Facilities                conduct its BMW Center Operations hereunder in
                                 conjunction with, and at the approved locations and center facilities for, its BMW Car
                                 Operations.

Facilities Compliance            (c) Recognizing that Center's Facilities affect
                                 Center's ability to discharge properly its responsibilities under this Agreement and the Center Operating Requirements Addendum, Center will ensure that Center's Facilities comply with the applicable provisions of this Agreement, including such reasonable requirements and standards as BMW NA may prescribe from time to time.

Consent (d) Center must obtain BMW NA's prior written approval for all locations and facilities from which pre-owned BMWs are sold, including certified pre-owned BMWs. BMW NA's approval of such locations will not be unreasonably withheld.

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                         PARAGRAPH 17 - INDEMNIFICATION

Indemnification by               (a) Subject to the provisions of Paragraph 17,
BMW NA                           BMW NA shall indemnify and hold Center harmless
                                 against any judgment which may be rendered against Center, plus reasonable attorneys fees and court costs, resulting from lawsuits seeking monetary damages commenced against
                                 Center by third parties concerning:

                                 (1)   Bodily injury or property damage
                                       (including damage to BMW Products)
                                       claimed to have been caused by an alleged defect in the design, manufacture, or assembly of BMW Products; provided, however, that any claimed defect in manufacture or assembly was not such as should have been detected by Center in a reasonable inspection of the BMW Products, whether in the performance of the Center's pre-delivery inspection and conditioning, during the course of repair and/or maintenance, or otherwise;

                                 (2)   Failure of BMW Products to conform,
                                       because of changes in standard equipment or material component parts, to any description thereof set forth in advertisements or product brochures made available to Center by BMW NA and allegedly relied on by the first retail purchaser thereof, unless Center shall have received written notice of such changes from BMW NA prior to the date of delivery of the affected BMW Product to such purchaser; or

                                 (3)   Any damage to BMW Products repaired by
                                       BMW NA prior to the time any affected BMW
                                       Product is delivered to the Center,
                                       unless Center shall have received notice of such damage and repair from BMW NA prior to the date of delivery of the affected BMW Product to the first retail purchaser thereof.

                                 In the event that any lawsuit making
                                 allegations as set forth in (1) through (3) above is brought naming Center as a defendant, BMW NA will, following receipt of notice as provided in subparagraph (c) of


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




                                 this Paragraph, undertake at its sole expense and through counsel selected or approved by BMW NA, the defense of said action on behalf of Center.

                                 BMW NA is specifically authorized by Center to settle or to continue to defend any such lawsuit brought against Center, provided that BMW NA shall be solely liable for the payment of the amount of any settlement which it effects or judgment that is rendered.

                                 Should BMW NA for any reason refuse to
                                 undertake the defense of Center when it is otherwise obligated to do so under this subparagraph, Center may conduct its own defense and, in that event, BMW NA's liability shall be limited solely to the costs of such defense, including reasonable attorneys fees, court costs, and the amount of any judgment or final settlement paid by Center (provided, however, that Center shall notify BMW NA in writing within twenty (20) days of such judgment or settlement).

                                 BMW NA shall have the right to decline to accept Center's defense or, after accepting the defense but prior to trial, to tender the defense back to Center, and Center shall accept such tender if BMW NA reasonably concludes that the allegations or claims being pursued are no longer those set forth in (1) through (3) above.


Indemnification by               (b) Subject to the provisions of Paragraph 17,
Center                           Center shall indemnify and hold BMW NA harmless
                                 against any judgment which may be rendered against BMW NA, plus reasonable attorneys fees and court costs, resulting from lawsuits seeking monetary damages commenced against BMW
                                 NA by third parties concerning:

                                 (1) Center's alleged failure to perform or
                                     negligent or willfully malfeasant
                                     performance of: (i) the service
                                     obligations assumed by it pursuant to
                                     Paragraph 6 of this Agreement; or (ii) any maintenance or repair service on BMW Products or such other motor vehicles or products as may be sold or serviced by


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




                                       Center;

                                 (2) Center's alleged breach of any contract between Center and Center's customer; provided, however, that the breach was not caused by any act or omission on the part of BMW NA which BMW NA unreasonably failed to notify Center of prior to the date of Center entering into the contract with its customer; or

                                 (3) Center's alleged independent warranties, misleading statements, misrepresentations, or unfair or deceptive acts or practices, whether through advertisements or otherwise, affecting any individual or entity; provided, however, that the alleged warranties, statements, representations, deceptive acts or practices or advertisements are not based on information or material produced or supplied by BMW NA and are not subsequently superseded or withdrawn by BMW NA upon notification to Center.

                                 In the event that any lawsuit making
                                 allegations as set forth in (1) through (3) above is brought naming BMW NA as a defendant, Center will, following receipt of notice as provided in Paragraph 17(c), undertake at its sole expense and through counsel selected by Center and approved by BMW NA, the defense of said action on behalf of BMW NA. Center is specifically authorized by BMW NA to settle or to continue to defend any such lawsuit brought against BMW NA, provided that Center shall be solely liable for the payment of the amount of any settlement which it effects or judgment that is rendered.

                                 Should Center for any reason refuse to
                                 undertake the defense on behalf of BMW NA when it is otherwise obligated to do so under this subparagraph, BMW NA may conduct its own defense and, in that event, Center's liability shall be limited solely to the costs of such defense including reasonable attorneys fees, court costs, and the amount of any judgment or final settlement paid by BMW NA (provided, however, that BMW NA shall notify Center in writing within

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


                                 twenty (20) days of such judgment or
                                 settlement).

                                 Center shall have the right to decline to accept BMW NA'S defense or, after accepting the defense but prior to trial, to tender the defense back to BMW NA, and BMW NA shall accept such tender, if Center reasonably concludes that the allegations being pursued are no longer those set forth in (1) through (3) above.

Notification                     (c) Whenever a lawsuit is commenced against
                                 either BMW NA or Center or both of them, and either party seeks indemnification from the other, each shall, within fifteen (15) days after service of the complaint notify the other in writing of any request to assume its defense and to indemnify it, and shall provide at the time copies of any pleadings or other court papers which have been served upon the party giving notice, as well as all information then available regarding the first customer, the plaintiff, and the circumstances giving rise to the suit.

                                 IN THE EVENT THIS PROVISION IS FOR ANY REASON NOT COMPLIED WITH, SUBPARAGRAPHS (a) AND (b) OF PARAGRAPH 17 SHALL NOT APPLY FOR PURPOSES OF THAT LAWSUIT OR WITH RESPECT TO ANY CLAIM OR LAWSUIT ARISING OUT OF ALLEGATIONS OR TRANSACTIONS ANTEDATING THE FIRST CLAIM OR LAWSUIT INVOLVING THE AFFECTED BMW PRODUCT.

                                 The request to assume the defense and to indemnify shall be accepted or rejected, in writing, by the party to whom it is delivered within thirty (30) days following its receipt. Prior to receipt of a response to its request, each party agrees to take all reasonable steps to ensure that the defense to the action is in no way prejudiced, whether by action or inaction. If the request is accepted, the party making the request shall cooperate fully in the defense of the suit in such manner and to such extent as the party assuming the defense may reasonably require; provided, however, that subparagraphs (a) and (b) of Paragraph 17 shall be applicable commencing with the date on which the request is accepted and any expenses or other obligations incurred prior to such acceptance


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



                                 by the party making the request shall be borne solely by such party.

Allegations Involving            (d) If at any time in a lawsuit it is alleged
Both BMW NA and                  that there is liability on the part of both BMW
Center                           NA (on any or all of the bases set forth in
                                 Paragraph 17(a)) and Center (on any or all of the bases set forth in Paragraph 17(b)), each party shall be responsible for its own defense, including costs and attorneys fees, unless at any time after the commencement of such suit one party offers to undertake the total defense and the other party agrees thereto in writing, in which event the provisions of subparagraphs
                                 (a) and (b) hereof shall be controlling, as appropriate to the circumstances of such agreement.

                                 The responsibility of BMW NA or Center for its own defense pursuant to this subparagraph (d), or pursuant to any other circumstances not within the scope of Paragraph 17, shall in no way affect or alter the legal rights, if any, either may have to indemnification or contribution from the other.


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                    PARAGRAPH 18 - MISCELLANEOUS PROVISIONS

Approval or Consent by           (a) Any approval or consent given by BMW NA
BMW                              must be in writing and signed by duly
                                 authorized representatives of BMW NA.

Divisibility                     (b) If any provision of this Agreement
                                 contravenes or is prohibited by the laws of any state or other jurisdiction which are held to be applicable to this Agreement, such provision shall be limited to the extent necessary so that it will not render this Agreement invalid, unlawful or unenforceable, in whole or part, under such laws, but all other provisions of this Agreement shall remain in full force and effect.

Termination of Prior             (c) This Agreement terminates and supersedes
Agreements                       all prior written or oral agreements, if any,
                                 between BMW NA and Center relating to the subject matter hereof, except with respect to any trade indebtedness which may be owing by either BMW NA or Center to the other and except that this Agreement shall not operate to cancel any of Center's unfilled orders with BMW NA for any BMW Products placed with BMW NA pursuant to the provisions of any agreement terminated or superseded by this Agreement.

Notices (d) Any notices under or pursuant to the provisions of this Agreement shall be directed to the respective addresses of the parties as stated in the Center Agreement or, if either of the parties shall have specified another address by notice to the other party in writing, to the address last specified. The parties shall advise each other promptly, in writing, of any change of address.

No Implied Waivers               (a) Except as otherwise provided in this
                                 Agreement, the failure of either party at any time to require performance by the other party of any provision hereof shall in no way affect the full right to require such performance at any time thereafter, nor shall the waiver by either party of a breach of any provision hereof constitute a waiver of any succeeding breach of the same or any other provision or



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                                 constitute a waiver of the provision itself.

Center Not an Agent              (f) Center is not an agent of BMW NA, and BMW
and Disclaimer of                NA owes no fiduciary duty to Center. Center
Further Liability by             will conduct its BMW SAV Operations on its own
BMW NA and BMW                   behalf and for its own account. Center has no
                                 power or authority to act for or to bind BMW NA and/or BMW and shall not represent directly, indirectly, or by implication that the Center has any such power or authority. Furthermore, except as expressly provided in this Agreement, BMW NA will not be liable for any expenditure made or incurred by Center in connection with Center's performance of its obligations pursuant to the Agreement.

                                 Center agrees that it has no rights, without limitation, arising from or in connection with any agreement between BMW NA and any other BMW center and that Center is not a third party beneficiary of any such agreement. In addition, nothing herein grants Center any rights to enforce any such agreement. Center also agrees that no third party shall have any enforceable rights under this Agreement.

Accounts Payable                 (g) All monies or accounts due Center shall be
                                 net of Center's indebtedness to BMW NA, its subsidiaries, and affiliates. BMW NA may: (1) deduct any amounts due or to become due from Center to BMW NA, its subsidiaries, and affiliates; and/or (2) set-off and/or recoup any amounts due from Center from any amounts in the possession of, or being held by, BMW NA, its subsidiaries, and affiliates, relating to this Agreement or any other agreement between Center and any of those parties.

BMW NA's Continuing              (h) Except as specifically provided by any
Security Interests               other provision of this Agreement, the security
                                 interests granted to BMW NA hereunder shall not be affected by any provision in any other instrument, including, but not limited to, invoices, purchase orders, purchase order acknowledgments, and other forms; and the terms of this Agreement relating to such security interests may only be modified, amended, or changed by a writing signed by both parties specifically referring to this Agreement.


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Assignment of BMW                (i) BMW NA may assign the security interests
NA's Security Interests          granted to it under this Agreement or any part
                                 thereof, including its security interests in particular items of Collateral and, upon notifying the Center, the assignee shall be entitled to the full performance of the covenants, rights, and remedies contained in Paragraph 10 of the Agreement in so far as they apply to the Collateral assigned. Center will not assert any claims, defenses, offsets, or recoupments against the assignee that it may have against BMW NA.

Limitations Re Center            (j) Center agrees that it shall not pledge its
Stock and Assets                 stock as security for any obligations to
                                 individuals or entities, including, but not limited to, corporations, partnerships, trusts, and financial institutions. Center, however, may pledge its assets, subject to the security interests provided for in this Agreement, as security to individuals or entities, including, but not limited to, corporations, partnerships, trusts, and financial institutions (the term assets as used herein excludes stock). Center further agrees that this Agreement is not an asset of the Center and may not be pledged as security for any obligation.

BMW NA's Right to                (k) Since Center's performance of its
Specific Performance             obligations under this Agreement is of such a
                                 nature that it is impossible to measure, in money, the damages which will be suffered by BMW NA in the event Center should fail to perform any of its obligations, Center agrees that, in the event of any such failures or performance on its part, BMW NA shall be entitled to maintain an action or proceeding to compel the specific performance by Center of these obligations and Center agrees not to urge in any such action or proceedings the claim or defense that BMW NA has an adequate remedy at law.

Reservation of Rights            (l) BMW NA reserves any and all rights not
                                 expressly set forth in this Agreement.

Headings (m) The headings contained in this Agreement have been inserted for convenient reference only and shall not in any way affect the construction, interpretation, or meaning of the text.

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Entire Agreement and             (n) This Agreement contains the entire
Representations                  agreement between BMW NA and Center. Center
                                 acknowledges that no representation or
                                 statement has been made to it on behalf of BMW, BMW NA and/or any agents, representatives, or employees of either BMW or BMW NA that in any way tend to change or modify any of the terms or provisions of the Agreement or that in any manner prevents this Agreement from becoming effective. Center further acknowledges that there is no other agreement or understanding, except those specifically provided for in this Agreement, either oral or written, between Center and BMW and/or BMW NA affecting this Agreement or relating to the subject matter hereof.

New Jersey Law                   (o) This Agreement shall be deemed to have been
                                 entered into in the State of New Jersey and shall be construed and interpreted in accordance with New Jersey law. Furthermore, any questions as to the validity of this Agreement, the performance of any of its terms and conditions, or of any contractual rights or obligations of the parties to this Agreement, shall be governed by and resolved in accordance with New Jersey law.


                                       65